Oppenheimer
High Yield Fund

Prospectus dated August 23, 2002

                                                              Oppenheimer High Yield Fund is a mutual fund. It
                                                              seeks high current income by investing mainly in
                                                              high-yield, lower-rated fixed-income securities as
                                                              its primary goal. The Fund secondarily seeks capital
                                                              growth when consistent with its main goal.
                                                                   This Prospectus contains important information
                                                              about the Fund's objective, its investment policies,
                                                              strategies and risks. It also contains important
                                                              information about how to buy and sell shares of the
                                                              Fund and other account features. Please read this
                                                              Prospectus carefully before you invest and keep it
                                                              for future reference about your account.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Fund's securities nor has it determined that
this Prospectus is accurate or complete. It is a
criminal offense to represent otherwise.

                                                                                            (logo) OppenheimerFunds
                                                                                            The Right Way to Invest

CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objectives and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Web Site
                  Retirement Plans

                  How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objectives and Strategies

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?  The Fund's primary objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment Manager, OppenheimerFunds, Inc., believes do not involve undue risk. The Fund's secondary objective is to seek capital growth when consistent with its primary objective.

WHAT DOES THE FUND MAINLY INVEST IN?  The Fund invests mainly in a variety of high-yield debt securities of domestic and foreign issuers for high current income. These securities primarily include:
o        Lower-grade bonds and notes of corporate issuers
o        Foreign corporate and government bonds
         Mortgage-related securities and other asset backed securities
o        "Structured" notes
o        Preferred stock

         Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in high-yield, lower-grade investments which will include high yield bonds, commonly called
"junk bonds," and may also include convertible securities, preferred stock, loan participation interest, structured notes and asset-based securities that are rated below investment grade. The Fund's non-fundamental policy of investing at least 80% of its net assets in high yield, lower-grade investments will not be changed by the Fund's Board of Trustees without first providing shareholders 60 days written notice.

         The remainder of the Fund's assets may be invested in other debt securities, cash or cash equivalents, rights or warrants, or common stock and other equity securities when the Manager believes those are consistent with the Fund's objectives.

         Since the Fund may invest in lower-grade securities without limit, the Fund's investments should be considered speculative. Further, since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund's investment objectives will be met. See "Main Risks of Investing in the Fund,"
below.

HOW DO THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the
Fund's portfolio managers analyze the overall investment opportunities and risks in different market sectors, industries and countries. The overall strategy is to build a broadly diversified portfolio of debt securities to help moderate the special risks of investing in high-yield debt securities. The portfolio managers currently use a "bottom up" approach, focusing on the performance of individual securities before considering industry trends.
They evaluate an issuer's liquidity, financial strength and earnings power, and also consider the factors below
(which may vary in particular cases and may change over time), looking for:
o        Changes in the business cycle that might affect corporate profits,
o        Corporate sectors that in the portfolio managers' view are currently undervalued in the marketplace,
o        Issuers with earnings growth rates that are faster than the growth rate of the overall economy,
o        Securities or sectors that will help the overall diversification of the portfolio, and
o        Issuers with improvements in relative cash flows and liquidity to help them meet their  obligations.

WHO IS THE FUND DESIGNED FOR?  The Fund is designed primarily for investors seeking high current income from a fund that invests mainly in lower-grade domestic and foreign debt securities. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund that invests in those debt securities, which also have special credit risks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term investment and may be appropriate as a part of a retirement plan portfolio. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. They include changes in general bond and stock market movements in the U.S.
and abroad (this is referred to as "market risk"), or the change in value of particular bonds or stocks because of an event affecting the issuer (this is known as "credit risk"). Changes in interest rates can also affect prices of debt securities (this is known as "interest rate risk"). The Fund can invest in foreign debt securities. Its foreign investments will be subject to the risks of economic, political or other events that can affect the values of securities of issuers in particular foreign countries. There is also the risk that poor security selection by the Manager will cause the Fund to underperform other funds having similar investment objectives.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay interest or principal, the value of that security and of the Fund's shares might be reduced. High-yield, lower-grade debt securities are especially subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

Special Risks of Lower-Grade Securities. The Fund's credit risks are greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. These risks can reduce the Fund's share prices and the income it earns.

         While investment-grade securities are subject to risks of non-payment of interest and principal, generally, higher yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities. The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to value and sell at an acceptable price.

INTEREST RATE RISKS. The values of debt securities are subject to change when prevailing interest rates change.
When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities and at times the Fund's average portfolio maturity may be relatively long-term. The
Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

RISKS OF FOREIGN INVESTING. The Fund can invest up to 100% of its assets in foreign securities. It can buy securities of governments and companies in both developed markets and emerging markets. The Fund currently does not intend to invest more than 25% of its net assets in foreign securities. While foreign securities offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

         The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Special Risks of Emerging Markets. Securities of issuers in emerging markets may offer special investment opportunities but present risks not found in more mature markets. Those securities might be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the
         Fund may not receive the proceeds of a sale of a security on a timely basis.

         Emerging markets might have less developed trading markets and exchanges, and less developed legal and accounting systems. Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.
         Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be substantially more volatile than debt securities of issuers in the U.S. and other developed countries and may be very speculative.

RISKS OF DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, interest rate swaps, structured notes, and mortgage-related securities are examples of derivatives the Fund can use.

         If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment.
Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could receive less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objectives.

         In the short term, the values of high-yield debt securities can fluctuate substantially because of interest rate changes and perceptions about the high-yield market among investors. Foreign debt securities can be volatile, and the prices of the Fund's shares can go up and down substantially because of events affecting foreign markets or issuers. Defaults by issuers of lower-grade securities could reduce the Fund's income and share prices.

         Debt securities are subject to credit and interest rate risks that can affect their values and the share prices of the Fund. In the OppenheimerFunds spectrum, the Fund is likely to be more volatile and have more risks than funds that focus on investing in U. S. government securities and investment-grade bonds.

-------------------------------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.
-------------------------------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the
Fund's performance (for its Class A shares) from year to year for the last 10 calendar years and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. The after-tax returns for the other classes of shares will vary. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be
higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or
IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                              Annual Total Returns (Class A) (as of 12/31 each year)

                  [See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges were included, the returns may be less than those shown.
For the period from 1/1/02  through  6/30/02,  the  cumulative  total  return (not  annualized)  for Class A shares before  taxes was -4.71%.  During the period shown in the bar chart,  the highest  return (not  annualized)  before taxes for a calendar  quarter was 7.51%  (1stQtr92)  and the lowest  return  (not  annualized)  before  taxes for a calendar quarter was -7.40% (3rdQtr98).

--------------------------------------------------- ------------------------------------------------------------------
                                                                                 5 Years               10 Years
Average Annual Total Returns                               1 Year                life of class,     (or life of class,
for the periods ended December 31, 2001                                        (or  if less)               if less)
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Class A Shares (inception 7/28/78)
  Return Before Taxes
  Return After Taxes on Distributions                      -4.80%                 1.32%                 6.53%
  Return After Taxes on Distributions  and Sale of         -9.07%                -2.58%                 2.47%
  Fund Shares                                              -2.91%                -0.78%                 3.28%
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- ------------------------------------------------------------------
Merrill Lynch High Yield Master Index (reflects            6.20%                  3.95%                 8.26%1
no deduction for fees, expenses or taxes)
--------------------------------------------------- --------------------- ---------------------- ---------------------
------------------------------------------------------------- ---------------- ------------------ -------------------
Lehman   Brothers.   Corporate   bond  Index
(reflects  no                                             10.40%                  7.22%                 7.68%1
deduction for fees, expenses or taxes)
--------------------------------------------------- ------------------------------------------------------------------
Class B Shares (inception 5/3/93)                          -5.34%                 1.24%                 5.04%
--------------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------------- ------------------------------------------------------------------
Class C Shares (inception 11/1/95)                         -1.70%                 1.51%                 3.66%
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Class N Shares (inception 3/1/01)                           N/A2                   N/A                   N/A
--------------------------------------------------- ------------------------------------------------------------------
--------------------------------------------------- ------------------------------------------------------------------
Class Y Shares (inception 10/15/97)                        0.06%                  0.36%                  N/A
--------------------------------------------------- ------------------------------------------------------------------

1 From 12/31/91.
2 Because this is a new class of shares, return data for the period specified is not available.
The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the contingent deferred sales charges of 5% (1 year) and 2% (5 years); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge and uses Class A performance for the period after conversion. There is no sales charge for Class Y shares.
The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Merrill Lynch High Yield Master Index, an unmanaged index of below-investment-grade debt securities of
U.S. corporate issuers, and the Lehman Brothers Corporate Bond Index, an index of non-convertible U.S.
investment-grade corporate bonds. Index performance reflects the reinvestment of income but does not reflect transaction costs. The Fund's investments vary from the securities in the indices.

Fees and Expenses of the Fund

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended June 30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------- -------------- --------------- -------------- --------------- --------------
                                            Class A     Class B Shares     Class C        Class N         Class Y
                                            Shares                         Shares          Shares         Shares
---------------------------------------- -------------- --------------- -------------- --------------- --------------
-------------------------------------- ------------------------------------------------------------------------------
Maximum Sales Charge (Load) on            4.75%           None            None           None            None
purchases (as % of offering price)
-------------------------------------- ------------------------------------------------------------------------------
---------------------------------------- -------------- --------------- -------------- --------------- --------------
Maximum Deferred Sales Charge (Load)         None1           5%2             1%3            1%4            None
(as % of the lower of the original
offering price or redemption proceeds)
---------------------------------------- -------------- --------------- -------------- --------------- --------------

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------- -----------------------------------------------------------------------------
                                          Class A         Class B         Class C        Class N        Class Y
                                           Shares         Shares          Shares         Shares          Shares
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
Management Fees                            0.63%           0.63%           0.63%          0.63%          0.63%
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
Distribution  and/or  Service  (12b-1)     0.24%           1.00%           1.00%          0.48%           N/A
Fees
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
Other Expenses                             0.23%           0.23%           0.23%          0.24%          0.38%
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
Total Annual Operating Expenses            1.10%           1.86%           1.86%          1.35%          1.01%
--------------------------------------- -----------------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial expenses and accounting and legal expenses the Fund pays. Effective November 1, 2001, the "Distribution and/or Service (12b-1)
Fees" for Class N shares increased from 0.25% to 0.50%.
The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% of average daily net assets per fiscal year for Class Y shares and 0.35% of average net assets per fiscal year for all other classes. That undertaking is effective October 1, 2001 (for Class Y only, January 1,
2001), is pro-rated for the remainder of the fiscal year ending after that date, and may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as percentages of average daily net assets were 0.35% and .98% for Class Y shares.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

         The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

-------------------------------------- ------------------- -------------------- ------------------ -------------------
If shares are redeemed:                      1 Year              3 Years             5 Years           10 Years1
-------------------------------------- ------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class A Shares                             $582                  $808                $1,052            $1,752
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class B Shares                             $689                  $885                $1,206            $1,799
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class C Shares                             $289                  $585                $1,006            $2,180
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class N Shares                             $237                  $428                $739              $1,624
------------------------------------ --------------------- -------------------- ------------------ -------------------
------------------------------------ --------------------- -------------------- ------------------ -------------------
Class Y Shares                             $103                  $322                $558              $1,236
------------------------------------ --------------------- -------------------- ------------------ -------------------

-------------------------------------- ------------------- -------------------- ------------------ -------------------
If shares are not redeemed:                  1 Year              3 Years             5 Years           10 Years1
-------------------------------------- ------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class A Shares                              $582                 $808                $1,052            $1,752
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class B Shares                              $189                 $585                $1,006            $1,799
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class C Shares                              $189                 $585                $1,006            $2,180
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class N Shares                              $137                 $428                $739              $1,624
------------------------------------- -------------------- -------------------- ------------------ -------------------
------------------------------------- -------------------- -------------------- ------------------ -------------------
Class Y Shares                              $103                 $322                $558              $1,236
------------------------------------- -------------------- -------------------- ------------------ -------------------
In the first example,  expenses  include the initial sales charge for Class A and the  applicable  Class B, Class C or Class N  contingent  deferred  sales  charges.  In the second  example,  the Class A expenses  include the sales charge, but Class B, Class C and Class N expenses do not include the contingent  deferred sales charges.  There are no sales charges on Class Y shares.
1.  Class B expenses  for years 7 through  10 are based on Class A  expenses,  since  Class B shares  automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. However, under normal market conditions, the Fund emphasizes investments in high-yield, lower-grade debt securities. The Fund has no requirements as to the range of maturities of the debt securities it can buy or as to the market capitalization of the issuers of those securities.

         The Manager does not rely solely on ratings of debt securities by rating organizations when selecting investments for the Fund. The Fund can buy unrated securities. The Manager assigns a rating to an unrated security that is equivalent to what the Manager believes are comparable rated securities.

         The Fund can invest some of its assets in other types of debt securities, as well as common stocks and other equity securities of foreign and U.S. companies when consistent with the Fund's goals. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional
Information contains more detailed information about the Fund's investment policies and risks.

-----------------------------------------
What Is A "Debt" Security? A debt
security is essentially a loan by the
buyer to the issuer of the debt
security. The issuer promises to pay
back the principal amount of the loan
and normally pays interest, at a fixed
or variable rate, on the debt while it
is outstanding.
-----------------------------------------

         The Manager tries to reduce risks by carefully researching securities before they are purchased. The
Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its total assets in the securities of issuers in any one industry or the securities of any one foreign government.

         However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events.

HIGH-YIELD, LOWER-GRADE DEBT SECURITIES. The Fund mainly buys lower-grade, high-yield debt securities of U.S. and foreign issuers, including bonds, debentures, notes, preferred stocks, loan participation interests and
"structured" notes described below, and asset-backed securities, among others, to seek high current income. There are no limits on the amount of the Fund's assets that can be invested in debt securities rated below investment grade.

         The Fund can invest in securities rated as low as "C" or "D" or which may be in default at the time the
Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

FOREIGN SECURITIES. The Fund can buy a variety of debt securities issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They include bonds, debentures and notes, including derivative investments. The Fund buys foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

"STRUCTURED" NOTES. The Fund can buy "structured" notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

         The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature or it might receive less interest than the stated
coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to value or sell its investment at an acceptable price.

Convertible Securities. The Fund may invest in high yield convertible securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt securities. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities:
o        have higher yields than common stocks but lower yields than comparable non-convertible securities
o        may be subject to less fluctuation in value than the underlying stock because of their income, and
o        provide potential for capital appreciation if the market price of the underlying common stock increases
     (and in those cases may be thought of as "equity substitutes").

Convertible Preferred Stock. The Fund may invest in high yield convertible preferred stock. Unlike common stock, preferred stock typically has a stated dividend rate. When prevailing interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The right to payment of dividends on preferred stock generally is subordinate to the rights of the company's debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or noncumulative.

DERIVATIVE INVESTMENTS. The Fund can invest in a number of different kinds of "derivative" investments. Options, futures, interest rate swaps, structured notes, and mortgage-related securities are "derivative investments" the
Fund can use. In addition to using derivatives to hedge risk, the Fund can use other derivative investments because they offer the potential for increased income and principal value.

CAN THE FUND'S INVESTMENT OBJECTIVES AND POLICIES CHANGE?  The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objectives are fundamental policies. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its investment objectives, the Fund can also use some or all the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Common Stocks and Other Equity Securities. The Fund can invest in common stocks and other equity securities, including warrants and rights, preferred stock and convertible securities, when consistent with the
          Fund's objectives.
Preferred Stocks. Unlike common stock, preferred stock typically has a stated dividend rate. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The rights to payment of dividends on preferred stock generally is subordinate to the rights of a company's debt securities.
         Preferred stock dividends may be cumulative (they remain a liability of the Company until paid) or non-cumulative.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great.
To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

         Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations ("CMOs") and other "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. government or its agencies and instrumentalities or by private issuers. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series, each having different interest rates and maturities.
         The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a
         U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

         The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO could be reduced. Additionally, the Fund might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's yield. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the Fund may buy mortgage-related securities at a premium.
         Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

         When interest rates rise rapidly, and if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value.
         These prepayment risks can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt  securities. That volatility will affect the Fund's share prices.

         The Fund may enter into "forward roll" (also referred to as "mortgage  dollar  rolls")  transactions  with respect to  mortgage-related  securities.  In this type of transaction,  the Fund sells a mortgage-related security to a buyer and  simultaneously  agrees to repurchase a similar  security at a later date at a set price.

         During the period  between the sale and the  purchase,  the Fund will not be entitled to receive  interest and  principal  payments on the  securities  that have been sold.  It is possible that the market value of the  securities  the Fund sells may decline  below the price at which the Fund is obligated to  repurchase securities, or that the counterparty might default in its obligation.

Private-Issuer Mortgage-Backed Securities. Mortgage-backed securities issued by private issuers do not offer the credit backing of U.S. government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

Participation Interests in Loans. These securities represent an undivided fractional interest in a loan obligation by a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The loans may be to foreign or U.S. companies. The Fund does not invest more than 5% of its net assets in participation interests of any one borrower. They are subject to the risk of default by the borrower. If the borrower fails to pay interest or repay principal, the
         Fund can lose money on its investment. The Fund can also purchase interests in trusts or other entities that hold loan obligations. In that case the Fund will also be subject to the trust's credit risks.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10%
         of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. That percentage limitation is not a fundamental policy. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Hedging. The Fund can buy and sell futures contracts, put and call options and forward contracts. These are all referred to as "hedging instruments."  The Fund is not required to use hedging instruments to seek its objectives. The Fund will not use hedging instruments for speculative purposes, and has limits on its use of them.

         The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. The Fund can use forward contracts to try to manage foreign currency risks on the Fund's foreign investments.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

         If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Portfolio Turnover. The Fund may engage in short-term trading to achieve its objectives. It might have a turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs, although the Fund does not pay for brokerage on most of its portfolio transactions. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

Temporary Defensive and Interim Investments. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary investments that are inconsistent with the Funds'
         principal investment strategies. Generally they would be cash or cash equivalents, such as U.S. Treasury
         Bills and other short-term U.S. government obligations or high-grade commercial paper. To the extent the
         Fund invests defensively in these securities, it might not achieve its investment objectives.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the
Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has been an investment adviser since January 1960. The Manager and its subsidiaries and controlled affiliates managed more than $125 billion in assets as of June 30, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. The Manager is located at 498 Seventh Avenue, New York, New
York 10018.

Portfolio Managers. The portfolio managers of the Fund are David P. Negri, Thomas P. Reedy and Dimitrios
         Kourkoulakos. They are the persons principally responsible for the day-to-day management of the Fund's investments, Messrs. Negri and Reedy since October 1998 and Mr. Kourkoulakos since June 2002. All are
         Vice Presidents of the Fund and Messrs. Reedy and Kourkoulakos are Vice Presidents and Mr. Negri is
         Senior Vice President of the Manager. They also serve as officers and portfolio managers for other
         Oppenheimer funds. Mr. Negri has been employed by the Manager since June 1988, Mr. Reedy since 1986 and
         Mr. Kourkoulakos since 1995.

Advisory Fees. Under the Fund's investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow:  0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The
         Fund's management fee for its last fiscal year ended June 30, 2002 was 0.63% of average annual net assets for each class of shares.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
         If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
         1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.
o        Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o        Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other
         Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the
         Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25 (effective November 1, 2002, the additional purchase amount is
$50). There are reduced minimum investments under special investment plans.
o        With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can
         make initial and subsequent investments for as little as $25. o    The minimum initial investment in any
         such plan accounts established on or after November 1, 2002 is $50. The minimum additional investment to such plan accounts that were established prior to November 1, 2002 will remain at $25. To establish a new Asset Builder Plan account on or after November 1, 2002, you must invest at least $500.
o        Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started as an Asset Builder Plan, the $25 minimum
         applies. Additional purchases may be for as little as o   $25. To establish any type of IRA account on
         or after November 1, 2002, the minimum investment is $500. The minimum additional investment to any type of IRA account established on or after November 1, 2002 is $50.
o        The minimum investment requirement does not apply to reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York
         Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a
         "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

         The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
         Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the
         Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

         If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the
         Manager, subject to the Board's review, to ascertain a fair value for such security. A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day.
         If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of
         The New York Stock Exchange and transmit it to the Distributor so that it is received before the
         Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

-------------------------------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C
         Shares?" below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?" below.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.
-------------------------------------------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

         The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than
         Class B and Class C shares.

     o   Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares.
         That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

         And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the
         Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o        Investing for the Longer Term. If you are investing  less than $100,000 for the  longer-term,  for example for  retirement,  and do not expect to need access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences in Account  Features That Matter to You? Some account features may not be available to Class
         B, Class C and Class N  shareholders.  Other  features may not be advisable  (because of the effect of the contingent  deferred sales charge) for Class B, Class C and Class N  shareholders.  Therefore,  you should carefully  review how you plan to use your  investment  account  before  deciding which class of shares to buy.

         Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the
         Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
         Information. Share certificates are only available on Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B,
         Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
         Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the
Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

         The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
                                           Front-End Sales          Front-End Sales            Concession As
                                             Charge As a              Charge As a
                                            Percentage of          Percentage of Net           Percentage of
  Amount of Purchase                       Offering Price           Amount Invested            Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     3.75%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     2.75%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.00%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.60%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges"
         in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001
         ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of
         Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

         If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to
         1.0% of the lesser of:
o        the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o        the original net asset value of the redeemed shares.

         The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the
         Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.
         The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

---------------------------------------------------------------------------------------------------------------------
Years Since Beginning of Month in                           Contingent Deferred Sales Charge on Redemptions in That
Which Purchase Order was Accepted                           Year (As % of Amount Subject to Charge)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
0 - 1                                                 5.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
1 - 2                                                 4.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
2 - 3                                                 3.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
3 - 4                                                 3.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
4 - 5                                                 2.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
5 - 6                                                 1.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
6 and following                                       None
----------------------------------------------------- --------------------------------------------------------------
In the table, a "year" is a 12-month period.  In applying the contingent  deferred sales charge,  all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B
         Conversion" in the Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and
403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

         A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o        The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund, or
o        With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

         Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy
Class Y shares directly.

         An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the
         Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a
         Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and
         Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25%
         on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B,
         Class C and Class N plans.

         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase
         Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

         The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of
         Additional Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional
         Information for exceptions.

         The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the
         Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      o  transmit funds electronically to purchase shares by telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder Plans, or
      o  have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

         You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

         AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special
PhoneLink number, 1.800.533.3310.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
         below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The
Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
         Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by wire, by using the Fund's checkwriting privilege, or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
     o   You wish to redeem more than $100,000 and receive a check
     o   The redemption check is not payable to all shareholders listed on the account statement
     o   The redemption check is not sent to the address of record on your account statement
     o   Shares are being transferred to a Fund account with a different owner or name
     o   Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o        a U.S. bank, trust company, credit union or savings association,
o        a foreign bank that has a U.S. correspondent bank,
o        a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o        a U.S. national securities exchange, a registered securities association or a clearing agency.
         If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.
Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.852.8457.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.
     o   Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
     o   Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
     o   Checks must be written for at least $100. Effective November 1, 2002, this amount will increase to $500 for newly issued checkbooks. Checks written below the stated amount on the check will not be accepted.
     o   Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o        You may not write a check that would require the Fund to redeem shares that were purchased by check or
         Asset Builder Plan payments within the prior 10 days.
o        Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name
     o   The Fund's name
     o   Your Fund account number (from your account statement)
     o   The dollar amount or number of shares to be redeemed
     o   Any special payment instructions
     o   Any share certificates for the shares you are selling
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for                                Send courier or express mail
Requests by mail:                                            requests to:
OppenheimerFunds Services                                    OppenheimerFunds Services
P.O. Box 5270                                                10200 E. Girard Avenue, Building D
Denver Colorado 80217                                        Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
     o   To redeem shares through a service representative, call 1.800.852.8457
     o   To redeem shares automatically on PhoneLink, call 1.800.533.3310
         Whichever  method you use, you may have a check sent to the address on the account  statement,  or, if you have linked your Fund  account to your bank  account on  AccountLink,  you may have the  proceeds  sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL SHARES THROUGH your DEALER?  The  Distributor  has made  arrangements  to repurchase  Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B,
Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

         A  contingent  deferred  sales  charge will be based on the lesser of the net asset value of the  redeemed shares at the time of  redemption  or the  original  net asset value.  A  contingent  deferred  sales charge is not imposed on:
o        the amount of your account value  represented by an increase in net asset value over the initial  purchase price,
o        shares purchased by the reinvestment of dividends or capital gains distributions, or
o        shares  redeemed in the special  circumstances  described  in Appendix C to the  Statement  of  Additional
         Information
         To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
     1.  shares acquired by reinvestment of dividends and capital gains distributions,
     2.  shares held for the holding period that applies to the class, and
     3.  shares held the longest during the holding period.

         Contingent  deferred  sales  charges are not charged  when you  exchange  shares of the Fund for shares of other  Oppenheimer  funds.  However,  if you exchange them within the applicable  contingent  deferred sales charge holding  period,  the  holding  period  will carry over to the fund whose  shares you  acquire.  Similarly,  if you acquire  shares of this Fund by  exchanging  shares  of  another  Oppenheimer  fund  that are  still  subject  to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
     o   Shares of the fund selected for exchange must be available for sale in your state of residence.
     o   The prospectuses of both funds must offer the exchange privilege.
     o   You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
     o   You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
     o   Before exchanging into a fund, you must obtain and read its prospectus
         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information
for more details.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of
Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account.
         Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.
Telephone  Exchange Requests.  Telephone  exchange requests may be made either by calling a service  representative at  1.800.852.8457,  or by using PhoneLink for automated  exchanges by calling  1.800.533.3310.  Telephone exchanges  may be made only  between  accounts  that are  registered  with the same  name(s) and  address.
         Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o        Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by the same day exchange.
o        The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the
     Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
o    The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
o    If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

         Effective September 27, 2002, a $12 annual fee will be charged on any account valued at less than
$500. See the Statement of Additional Information for circumstances when this fee will not be charged.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National
         Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by
         Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the
         Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer
         Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

         If you want to receive multiple copies of these materials, you may call the Transfer Agent at
         1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares.

          The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. The amount of those dividends and the dividends paid on the Fund's other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A and Class Y.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

         Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal income tax information  about your  investment.  You should  consult  with  your tax  advisor  about the  effect of an  investment  in the Fund on your  particular  tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the
Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

CLASS A  YEAR ENDED JUNE 30,               2002         2001         2000        1999         1998
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------

 Net asset value, beginning of period    $10.20       $11.89       $13.06      $14.44       $13.98
------------------------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                      .92         1.18         1.26        1.26         1.24
 Net realized and unrealized gain
 (loss)                                   (1.44)       (1.59)       (1.18)      (1.39)         .43
                                         -------------------------------------------------------------
 Total from investment operations          (.52)        (.41)         .08        (.13)        1.67
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income     (1.01)       (1.28)       (1.25)      (1.25)       (1.21)
 Tax return of capital distribution        (.05)          --           --          --           --
                                         -------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                          (1.06)       (1.28)       (1.25)      (1.25)       (1.21)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period          $ 8.62       $10.20       $11.89      $13.06       $14.44
                                         =============================================================

------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)      (5.47)%      (3.69)%       0.71%      (0.71)%      12.34%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                        $858,834   $  962,017   $1,065,220  $1,027,730   $1,257,100
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)     $948,097   $1,038,442   $1,125,834  $1,198,756   $1,226,580
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                     9.68%       10.66%       10.12%       9.40%        8.64%
 Expenses                                  1.10%        1.00%        1.02%       0.99%        1.00%(3)
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                     47%          33%          24%         43%         117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36   OPPENHEIMER HIGH YIELD FUND

CLASS B  YEAR ENDED JUNE 30,             2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period  $10.09     $11.77     $12.95     $14.33     $13.88
---------------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                    .84       1.10       1.15       1.14       1.11
 Net realized and unrealized gain
 (loss)                                 (1.43)     (1.58)     (1.18)     (1.38)       .44
                                       ------------------------------------------------------
 Total from investment operations        (.59)      (.48)      (.03)      (.24)      1.55
                                       ------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income    (.94)     (1.20)     (1.15)     (1.14)     (1.10)
 Tax return of capital distribution      (.05)        --         --         --         --
                                       ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.99)     (1.20)     (1.15)     (1.14)     (1.10)
---------------------------------------------------------------------------------------------
 Net asset value, end of period        $ 8.51     $10.09     $11.77     $12.95     $14.33
                                       ======================================================

---------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)    (6.23)%    (4.37)%    (0.13)%    (1.48)%    11.50%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $338,654   $386,309   $453,375   $580,468   $527,516
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)   $366,869   $414,648   $509,815   $544,925   $464,492
---------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   8.93%      9.91%      9.35%      8.61%      7.86%
 Expenses                                1.86%      1.76%      1.79%      1.78%      1.79%(3)
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                   47%        33%        24%        43%       117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37   OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS C  YEAR ENDED JUNE 30,             2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------
 Net asset value, beginning of period  $10.18    $11.87    $13.04    $14.42    $13.97
-----------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                    .86      1.11      1.16      1.15      1.22
 Net realized and unrealized gain
 (loss)                                 (1.45)    (1.60)    (1.18)    (1.39)      .33
                                       --------------------------------------------------
 Total from investment operations        (.59)     (.49)     (.02)     (.24)     1.55
-----------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income    (.94)    (1.20)    (1.15)    (1.14)    (1.10)
 Tax return of capital distribution      (.05)       --        --        --        --
                                       --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                         (.99)    (1.20)    (1.15)    (1.14)    (1.10)
-----------------------------------------------------------------------------------------
 Net asset value, end of period         $8.60    $10.18    $11.87    $13.04    $14.42
                                       ==================================================

-----------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)    (6.08)%   (4.43)%   (0.06)%   (1.49)%   11.42%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                      $106,884   $90,603   $82,204   $93,607   $65,506
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)   $104,882   $83,776   $87,141   $79,889   $48,077
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                   8.75%     9.90%     9.35%     8.60%     7.87%
 Expenses                                1.86%     1.76%     1.79%     1.78%     1.78%(3)
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                   47%       33%       24%       43%      117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

38   OPPENHEIMER HIGH YIELD FUND

CLASS N  YEAR ENDED JUNE 30,                                           2002   2001(1)
---------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------

 Net asset value, beginning of period                                $10.20    $11.33
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                  .96       .41
 Net realized and unrealized loss                                     (1.48)    (1.13)
                                                                   --------------------
 Total from investment operations                                      (.52)     (.72)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (1.00)     (.41)
 Tax return of capital distribution                                    (.05)       --
                                                                   --------------------
 Total dividends and/or distributions
 to shareholders                                                      (1.05)     (.41)
---------------------------------------------------------------------------------------
 Net asset value, end of period                                      $ 8.63    $10.20
                                                                   ====================

---------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                  (5.53)%   (6.43)%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                            $2,396      $146
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                                   $  799      $ 46
---------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                 8.41%    11.47%
 Expenses                                                              1.35%     1.04%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                                 47%       33%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

39   OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS Y  YEAR ENDED JUNE 30,             2002      2001      2000      1999   1998(1)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------

 Net asset value, beginning of period  $10.14    $11.82    $13.02    $14.42    $14.48
-----------------------------------------------------------------------------------------
 Income (loss) from investment
 operations:
 Net investment income                    .90      1.20      1.27      1.28       .90
 Net realized and unrealized loss       (1.41)    (1.59)    (1.18)    (1.39)     (.08)
                                       --------------------------------------------------
 Total from investment operations        (.51)     (.39)      .09      (.11)      .82
-----------------------------------------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income   (1.02)    (1.29)    (1.29)    (1.29)     (.88)
 Tax return of capital distribution      (.05)       --        --        --        --
                                       --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                        (1.07)    (1.29)    (1.29)    (1.29)     (.88)
-----------------------------------------------------------------------------------------
 Net asset value, end of period        $ 8.56    $10.14    $11.82    $13.02    $14.42
                                       ==================================================

-----------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)    (5.37)%   (3.57)%    0.85%    (0.54)%    5.81%
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
 Net assets, end of period
 (in thousands)                       $38,500   $60,244   $54,117   $52,993   $11,254
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)    $44,583   $56,669   $54,022   $34,043   $ 5,562
-----------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                   9.88%    10.72%    10.30%     9.73%     9.14%
 Expenses                                1.01%     0.94%     0.86%     0.76%     0.81%(4)
 Expenses, net of reduction to
 custodian expenses and/or voluntary
 waiver of transfer agent fees           0.98%      N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                   47%       33%       24%       43%      117%

1. For the period from October 15, 1997 (inception of offering) to June 30,
1998.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

INFORMATION AND SERVICES

For More Information on Oppenheimer High Yield Fund

STATEMENT OF ADDITIONAL
INFORMATION. This document includes additional information about the Fund’s investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL
REPORTS. Additional information about the Fund’s investments and performance is available in the Fund’s Annual and Semi-Annual Reports to
shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

How to Get More Information
You can request the
Statement of Additional Information, the Annual and Semi-Annual Reports, the
notice explaining the Fund’s privacy policy and other information about the
Fund or your account without charge:

------------------------------------------- ------------------------------------------------------------------
By Telephone:                               Call OppenheimerFunds Services toll-free:
                                            1.800.525.7048
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270
------------------------------------------- ------------------------------------------------------------------
------------------------------------------- ------------------------------------------------------------------
On the Internet:                            You can send us a request by e-mail or read or down-load
                                            documents on the OppenheimerFunds website:
                                            www.oppenheimerfunds.com
------------------------------------------- ------------------------------------------------------------------

Information about the Fund
including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling the SEC at
1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the
SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s
Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized
to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-2849                                     The Fund's shares are distributed by:
PRO280.001.0802                                                      [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper.

                                             Appendix to Prospectus of
                                            Oppenheimer High Yield Fund

         Graphic material included in the Prospectus of Oppenheimer High Yield Fund under the heading "Annual
Total Returns (Class A)(as of 12/31 each year)":

        A
bar chart will be included in the Prospectus of Oppenheimer High Yield Fund (the
“Fund”) depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the past 10 calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

Calendar            Annual
Year                Total
Ended               Returns

12/31/92              13.85%
12/31/93              20.57%
12/31/94              -2.36%
12/31/95              15.07%
12/31/96              14.26%
12/31/97              11.93%
12/31/98               0.10%
12/31/99               4.17%
12/31/00              -3.89%
12/31/01              -0.06%

Oppenheimer
High Yield Fund

6803 South Tucson Way, Englewood, Colorado 80112
1.800.525.7048

Statement of
Additional Information dated August 23, 2002

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated
August 23, 2002. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund’s Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer
Agent at the toll-free number shown above, or by downloading it from the
OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents

                                                                                                          Page
About the Fund

Additional Information About the Fund's Investment Policies and Risks...................................
     The Fund's Investment Policies.....................................................................
     Other Investment Techniques and Strategies.........................................................
     Investment Restrictions............................................................................
How the Fund is Managed ................................................................................
     Organization and History...........................................................................
     Trustees and Officers of the Fund..................................................................
     The Manager........................................................................................
Brokerage Policies of the Fund..........................................................................
Distribution and Service Plans..........................................................................
Performance of the Fund.................................................................................

About Your Account
How To Buy Shares.......................................................................................
How To Sell Shares......................................................................................
How To Exchange Shares..................................................................................
Dividends, Capital Gains and Taxes......................................................................
Additional Information About the Fund...................................................................

Financial Information About the Fund
Independent Auditors' Report............................................................................
Financial Statements....................................................................................

ABOUT THE FUND

Additional Information About the Fund’s Investment Policies and Risks

        The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund’s investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objectives. The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals. It may use some of the special investment techniques and strategies at some times or not at all.         In selecting securities for the Fund’s portfolio, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things, evaluation of the issuer’s historical operations, prospects for the industry of which the issuer is part, the issuer’s financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer’s business, and legislative proposals that might affect the issuer.         Additionally, in analyzing a particular issuer, the Manager may consider the trading activity in the issuer’s securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer’s experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer’s continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.         |X| Debt Securities. The Fund can invest in a variety of debt securities to seek its objective. Foreign debt securities are subject to the risks of foreign securities described below. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.         • Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.         The Fund’s debt investments mainly include high yield, non-investment-grade bonds (commonly referred to as “junk bonds”). Investment-grade bonds are bonds rated at least “Baa” by Moody’s Investors Service, Inc., (“Moody’s) at least “BBB” by Standard & Poor’s Rating Services (“Standard & Poor’s”) or Fitch, Inc. (“Fitch”) or that have comparable ratings by another nationally-recognized rating organization.         In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security’s credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.         The Fund does not have investment policies establishing specific maturity ranges for the Fund’s investments, and they may be within any maturity range (short, medium or long) depending on the Manager’s evaluation of investment opportunities available within the debt securities markets. Generally, however, it is expected that the Fund’s average portfolio maturity will be of a longer average maturity. The Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.         • Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.         While the changes in value of the Fund’s portfolio securities after they are purchased will be reflected in the net asset value of the Fund’s shares, those changes normally do not affect the interest income paid by those securities (unless the security’s interest is paid at a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund’s net asset values will be affected by those fluctuations.         • Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, and the Fund will normally invest at least 80% of its total assets in these securities to seek the Fund’s main objective. Lower-grade securities tend to offer higher yields than investment grade securities, but also are subject to greater risks of default by the issuer in its obligations to pay interest and/or repay principal on the maturity of the security.         “Lower-grade” debt securities are those rated below “investment grade,” which means they have a rating lower than “Baa” by Moody’s or lower than “BBB” by Standard & Poor’s or Fitch, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund’s portfolio of lower-grade securities. The Fund can invest in securities rated as low as “C” or “D” or which may be in default at the time the Fund buys them.         Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer’s low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information. To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.         While securities rated “Baa” by Moody’s or “BBB” by Standard & Poor’s or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional Information.         |X| Foreign Securities. The percentage of the Fund’s assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country’s financial markets, the interest rate climate of particular foreign countries and the relationship of particular foreign currencies to the U.S. dollar. The Manager analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.         The Fund can invest up to 100% of its assets in foreign securities. While it currently limits investment in foreign securities to 25% of its net assets, the Fund expects from time to time to have substantial investments in foreign securities. These primarily will be debt securities issued or guaranteed by foreign companies or governments, including supra-national entities. “Foreign securities” include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.         Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for the purpose of the Fund’s investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.         Because the Fund can purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund’s having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.         Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.         • Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.         The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.         The Fund can invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”         If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.         • Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are: o reduction of income by foreign taxes; o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage); o transaction charges for currency exchange; o lack of public information about foreign issuers; o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers; o less volume on foreign exchanges than on U.S. exchanges; o greater volatility and less liquidity on foreign markets than in the U.S.; o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.; o greater difficulties in commencing lawsuits; o higher brokerage commission rates than in the U.S.; o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; o possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and o unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.         • Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund’s investment objectives.         |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as “instrumentalities.” The obligations of U.S. government agencies or instrumentalities in which the Fund can invest may or may not be guaranteed or supported by the “full faith and credit” of the United States. “Full faith and credit” means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.         • Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called “Ginnie Maes”). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds (“Fannie Maes”). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations (“Freddie Macs”). o U.S. Government Mortgage-related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.         • GNMA (Ginnie Mae) Certificates. The Government National Mortgage Association (“GNMA”) is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA’s principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. Ginnie Maes are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration.         The Ginnie Maes in which the Fund invests are of the “fully modified pass-through” type. They provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.         The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Macs on account of the mortgages backing the Certificates will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments. If the issuers fail to make those payments, GNMA will do so.         Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties “constitute general obligations of the United States backed by its full faith and credit.” GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.         Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA. Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.         Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes held by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to thirty (30) years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.         • Federal Home Loan Mortgage Corporation (FHLMC) Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments less servicing and guarantee fees, (ii) principal prepayments, and
(iii)	the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.         • Federal National Mortgage Association (Fannie Mae) Certificates. Fannie Mae, a federally-chartered and privately-owned corporation, issues Fannie Mae Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder’s proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder’s proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United States or any of its agencies or instrumentalities other than Fannie Mae.         |X| Preferred Stocks. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also can have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with the corporation’s debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Other Investment Techniques and Strategies. In seeking its objectives, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them. amp;nbsp;       |X| Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-related securities, described below, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, the Fund could suffer losses on its investment or delays in receiving payment.         The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described below. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.         |X| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations (“CMOs”), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”) and other real-estate related securities.         Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.         As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.         In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security’s maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security’s yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of “locking in” attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.         Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund’s shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.         During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Fund’s mortgage-related securities were to decrease broadly, the Fund’s effective duration, and therefore its sensitivity to interest rate changes, would increase.         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies. o Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by: (1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, (2) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.         Each class of CMO, referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.         • Forward Rolls. The Fund can enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.         The Fund will only enter into “covered” rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.         These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities.         • Floating Rate and Variable Rate Obligations. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.         The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank’s prime rate, the ninety-one (91) day U.S. Treasury Bill rate, or some other standard. The instrument’s rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.         Floating rate and variable rate demand notes that have a stated maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon no more than thirty (30) days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder.         |X| Participation Interests. The Fund can invest in participation interests, subject to the Fund’s limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. Not more than 5% of the Fund’s net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.         Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund’s shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.         |X| Portfolio Turnover. “Portfolio turnover” describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund’s portfolio turnover rate will fluctuate from year to year, and the Fund may have a portfolio turnover rate of more than 100% annually.         Increased portfolio turnover can result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.         |X| “When-Issued” and “Delayed-Delivery” Transactions. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.         When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities normally take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.         The Fund will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.         When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.         At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.         When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.         |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.         In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.         The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven (7) days. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven (7) days or less.         Repurchase agreements, considered “loans” under the Investment Company Act, are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.         |X| Illiquid and Restricted Securities. Under the policies and procedures established by the Fund’s Board of Trustees, the Manager determines the liquidity of certain of the Fund’s investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.         The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.         The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid.         Illiquid securities include repurchase agreements maturing in more than seven (7) days and participation interests that do not have puts exercisable within seven (7) days.         |X| Investments in Other Equity Securities. The Fund can invest limited amounts of its assets in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies. Those equity securities include preferred stocks (described above), common stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected because they may provide dividend income.         • Convertible Securities. While some convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into equity securities) causes the Manager to regard them more as “equity equivalents.” In those cases the rating assigned to the security has less impact on the Manager’s investment decision with respect to them than in the case of non-convertible debt fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described above in “Debt Securities.”         The value of a convertible security is a function of its “investment value” and its “conversion value.” If the investment value exceeds the conversion value, the security will behave more like a debt security and the security’s price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.         To determine whether convertible securities should be regarded as “equity equivalents,” the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)	whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)	the extent to which the convertible security may be a defensive “equity substitute,” providing the ability to participate in any appreciation in the price of the issuer’s common stock.

        • Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund does not expect that it will have significant investments in warrants and rights.         Investment in Other Investment Companies. The Fund can invest in shares of other investment companies. Investment in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the Investment Company Act. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would bear its own management fees and other expenses. The Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.         |X| Loans of Portfolio Securities. To raise cash for liquidity or income purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 10% of the value of the Fund’s net assets. The Fund currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the Fund’s total assets.         There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.         When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders’, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days’ notice or in time to vote on any important matter.         |X| Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.         Among the derivative investments the Fund can invest in are “index-linked” or “currency-linked” notes. Principal and/or interest payments on index-linked notes depend on the performance of an underlying index. Currency-indexed securities are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.         Other derivative investments the Fund can use include “debt exchangeable for common stock” of an issuer or “equity-linked debt securities” of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer’s common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer’s common stock might not be as high as the Manager expected. Certain derivative investments the Fund can use will require the Fund to segregate liquid assets to enable the Fund to satisfy its obligations.         Credit Derivatives. The Fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly in the form of a swap embedded within a structured note (“funded swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund may take a short position in the credit default swap (also known as “buying credit protection”), or may take a long position in the credit default swap note (also known as “selling credit protection”).         The Fund would take a short position in a credit default swap (the “unfunded swap”) against a long portfolio position to decrease exposure to specific high yield issuers. If the short credit default swap is against a corporate issue, the Fund must own that corporate issue. However, if the short credit default swap is against sovereign debt, the Fund may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.         If the Fund takes a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.         Taking a long position in the credit default swap note (i.e., purchasing the “funded swap”) would increase the Fund’s exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.         If the Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.         The Fund will invest no more than 25 % of its total assets in “unfunded” credit default swaps. The Fund will limit its investments in "funded" credit default swap notes to no more than 10% of its total assets.         Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).         |X| Hedging. Although the Fund does not anticipate the extensive use of hedging instruments, the Fund can use hedging instruments. It is not obligated to use them in seeking its objective. To attempt to protect against declines in the market value of the Fund’s portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could: o sell futures contracts, o buy puts on such futures or on securities, or
o	write covered calls on securities or futures. Covered calls may also be used to increase the Fund’s income, but the Manager does not expect to engage extensively in that practice.

        The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could: o buy futures, or o buy calls on such futures or on securities.         The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.         • Futures. The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as “interest rate futures”), broadly-based securities indices (stock index futures and bond index futures), foreign currencies, and commodities. An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.         The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five (5) main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five (5) main commodity groups and the individual commodities within each group, as well as other types of commodities.         No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.         At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.         • Put and Call Options. The Fund can buy and sell exchange-traded and over-the-counter put options (“puts”) and call options (“calls”), including index options, securities options, currency options, commodities options and options on futures. o Writing Covered Call Options. The Fund may write (that is, sell) covered calls on equity and debt securities, interest rate futures and foreign currencies. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or, for calls on futures and indices, the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of the Fund’s total assets that may be subject to covered calls the Fund writes.         When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.         When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium .         The Fund’s custodian bank, or a securities depository acting for the custodian, will act as the Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.         When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in the money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.         The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets as identified on the Fund’s books. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund’s hedging policies. Writing Put Options. The Fund can sell put options on debt securities, broadly-based securities indices, futures, or foreign currency options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put written on debt securities must be covered by segregated liquid assets and the Fund cannot write puts if, as a result, more than 50% of the Fund’s net assets would be required to be segregated to cover such put options.         If the Fund writes a put, the put must be covered by liquid assets identified on the Fund’s books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.         If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.         When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.         As long as the Fund’s obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.         The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income. o Purchasing Calls and Puts. The Fund can purchase puts and calls on debt securities, foreign currencies or futures. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.         The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.         The Fund can buy puts whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.         Buying a put on an investment the Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.         Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.         When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.         The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund’s total assets.         • Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.         If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund’s position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.         A call the Fund writes on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.         The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund’s custodian bank.         • Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.         The Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.         The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investment.         If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.         An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.         There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund’s securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund’s portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.         The risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.         The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.         The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.         • Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund can use them to “lock in” the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund can also use “cross-hedging” where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.         Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.         The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.         When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a “transaction hedge.” The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.         The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a “cross hedge.”         The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the Fund’s commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.         However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund’s portfolio securities or other assets denominated in foreign currencies if the excess amount is “covered” by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.         The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund’s performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.         At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.         The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.         • Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.         Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund’s interest rate swap transactions on an ongoing basis.         The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as “aggregation.”         • Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the “CFTC”). In particular, the Fund is exempted from registration with the CFTC as a “commodity pool operator” if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund’s assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund’s net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.         Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund’s adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.         Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.         • Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as “Section 1256 contracts” under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market,” and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this mark-to-market treatment.         Certain forward contracts the Fund enters into may result in “straddles” for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund
 	accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2)	gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

        Currency gains and losses are offset against market gains and losses on each trade before determining a net “Section 988” gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund’s investment income available for distribution to its shareholders.         |X| Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive purposes. The Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Fund’s temporary defensive investments can include the following short-term (maturing in one (1) year or less) dollar-denominated debt obligations: o obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies, o commercial paper (short-term, unsecured promissory notes) rated in the highest rating category by an established rating organization, o debt obligations of domestic or foreign corporate issuers rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's, o certificates of deposit and bankers' acceptances and other bank obligations, and o repurchase agreements.         Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities. Investment Restrictions         |X| What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, a “majority” vote is defined as the vote of the holders of the lesser of:
67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o more than 50% of the outstanding shares.         The Fund’s investment objectives are a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund’s most significant investment policies are described in the Prospectus. |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.         • The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. That restriction applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.         • The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Under this policy, utilities are divided into “industries” according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries).         • The Fund cannot borrow money in excess of 33-1/3% of the value of its total assets. The Fund may only borrow from banks and/or affiliated investment companies1. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.         • The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds,1 and (d) through repurchase agreements.         • The Fund cannot invest in real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.         • The Fund cannot invest in commodities or commodity contracts. However, the Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract.         • The Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.         • The Fund cannot issue “senior securities”, but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. For purposes of the Fund's policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. That is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was originally incorporated in Maryland in 1978 but was reorganized as a Massachusetts business trust in 1986.         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.         The Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.         Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.         |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.         Shareholders have the right, upon the declaration in writing or by vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.         |X| Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.         The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.         The Board of Trustees has an Audit Committee and a Review Committee. The members of the Audit Committee are Edward L. Cameron (Chairman), William L. Armstrong, George Bowen and Robert J. Malone. The Audit Committee held 6 meetings during the fiscal year ended June 30, 2002. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund’s independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund’s independent auditors regarding the Fund’s internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund’s independent auditors and its independent Trustees.         The Audit Committee’s functions include selecting and nominating, to the full Board, Independent nominees for election as Independent Trustees. The Audit Committee may, but need not consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required. To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee’s consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders and when it meets for the purpose of considering potential nominees.         The members of the Review Committee are Jon S. Fossel (Chairman), Robert G. Avis, Sam Freedman, Beverly L. Hamilton and F. William Marshall, Jr. The Review Committee held 7 meetings during the fiscal year ended June 30, 2002. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund’s transfer agent and the services provided to the Fund by the transfer agent. The Review Committee also reviews the Fund’s investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law. Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund (“Independent Trustee”). Mr. Murphy is an “Interested Trustee,” because is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Fund with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board II Funds (defined below) for which he is a trustee or director.         The Fund’s Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds2 (referred to as “Board II Funds”): Oppenheimer Cash Reserves Oppenheimer Select Managers Oppenheimer Champion Income Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Capital Income Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer International Bond Fund Oppenheimer Variable Account Funds Oppenheimer Integrity Funds Panorama Series Fund, Inc. Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P. Oppenheimer Main Street Funds, Inc. Centennial California Tax Exempt Trust Oppenheimer Main Street Opportunity Fund Centennial Government Trust Oppenheimer Main Street Small Cap Fund Centennial Money Market Trust Oppenheimer Municipal Fund Centennial New York Tax Exempt Trust Oppenheimer Real Asset Fund Centennial Tax Exempt Trust         Messrs. Murphy, Negri, Reedy, Kourkoulakos, Molleur, Masterson, Vottiero, Wixted and Zack, and Mses. Feld and Ives who are officers of the Fund, respectively hold the same offices with one or more of the other Board II Funds as with the Fund. As of August 10, 2002, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor. |X| Affiliated Transactions and Material Business Relationships. In 2000, Mr. Swain sold 93,000 shares of Oppenheimer Acquisition Company ("OAC") (the Manager's parent holding company), for a cash payment of $4,278,930. In 2001, Mr. Swain surrendered for cancellation 60,000 options to MassMutual for a cash payment of $2,700,600. Mr. Swain has reported that he sold a residential property to Mr. Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price. The address of each Trustee in the chart below is 6803 S. Tucson Way, Englewood, Colorado 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal. Ms. Hamilton and Mr. Malone were elected as Trustees to the Board II Funds effective June 1, 2002. --------------------------- ----------------------------------------------------------- -------------- ---------------- --- Independent Trustees --------------------------- ----------------------------------------------------------- -------------- ---------------- --- ------------------------------ ------------------------------------------------------------ -------------- ---------------- Aggregate Dollar Range of Shares Beneficially Dollar Range Owned in of Shares any of the Beneficially Oppenheimer Name/ Principal Occupation(s) During Past 5 Years/ Owned in the Funds Overseen Position(s) Held with Fund/ Other Trusteeships/Directorships Held by Trustee/ Fund by Trustee Length of Service/ Number of Portfolios in Fund Complex Currently Overseen by Age Trustee ------------------------------ ------------------------------------------------------------ -------------- ---------------- ------------------------------ ------------------------------------------------------------ ------------------------------- As of December 31, 2001 ------------------------------ ------------------------------------------------------------ ------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- James C. Swain, Chairman Formerly Vice Chairman (until January 2, 2002) of the $0 Over $100,000 and Trustee, since 1978 Manager and President and a director (until 1997) of Age: 68 Centennial Asset Management Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- William L. Armstrong, Chairman of the following private mortgage banking $0 $50,001- Trustee since 1999 companies: Cherry Creek Mortgage Company (since 1991), $100,000 Age: 65 Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); a director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), $100,000 UNUMProvident (insurance company) (since 1991). Formerly Director of International Family Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- Robert G. Avis, Formerly Mr. Avis held the following positions: Director $0 Over $100,000 Trustee since 1993 and President of A.G. Edwards Capital, Inc. (General Age: 71 Partner of private equity funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor) (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- George C. Bowen, Trustee Formerly (until April 1999) Mr. Bowen held the following $10,001 - Over $100,000 since 1998 positions: Senior Vice President (from September 1987) 50,000 Age: 65 and Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since $50,000 November 1989) of Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer (since March 1998) of Oppenheimer Acquisition Corp. (the Manager’s parent corporation); Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager); Treasurer (since October 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- Edward L. Cameron, Director (since March 2001) of Genetic ID, Inc. and its $10,001 - Over $100,000 Trustee since 2000 subsidiaries (a privately held biotech company); a member $50,000 Age: 63 of The Life Guard of Mount Vernon, George Washington's home (since June 2000). Formerly a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- Jon S. Fossel, Chairman and Director (since 1998) of Rocky Mountain Elk $0 Over $100,000 Trustee since 1990 Foundation (a not-for-profit foundation); and a director Age: 60 (since October 1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- Sam Freedman, A trustee or director of other Oppenheimer funds. $0,000 - Over $100,000 Trustee since 1996 Formerly (until October 1994) Mr. Freedman held several $50,000 Age: 61 positions in subsidiary or affiliated companies of the Manager. Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- Beverly L. Hamilton, Trustee (since 1996) of MassMutual Institutional Funds N/A N/A Trustee since 2002 and of MML Series Investment Fund (open-end investment Age: 55 companies); Director of MML Services (since April 1987) and America Funds Emerging Markets Growth Fund (since October 1991) (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since February 2002); a trustee (since February 2000) of Monterey International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital. Formerly, Mrs. Hamilton held the following position: President (February 1991-April 2000) ARCO Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- Robert J. Malone, Director (since 2001) of Jones Knowledge, Inc. (a N/A N/A Trustee since 2002 privately held company), U.S. Exploration, Inc., (since Age: 57 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation (since 2000). Formerly, Mr. Malone held the following positions: Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April 1, 1999) and a director of Commercial Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex. --------------------------- ----------------------------------------------------------------------------------------------- --------------------------- ----------------------------------------------------------------------------------------------- F. William Marshall, Jr., Trustee (since 1996) of MassMutual Institutional Funds $0 Over $100,000 Trustee since 2000 and of MML Series Investment Fund (open-end investment Age: 60 companies). Formerly Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President (January 1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex. --------------------------- -----------------------------------------------------------------------------------------------         The address of Mr. Murphy, an interested trustee and officer of the Fund as indicated in the chart below, is 498 Seventh Avenue, New York, New York 10018. Mr. Murphy serves for an indefinite term, until his resignation, retirement, death or removal. -------------------------- ------------------------------------------------------------- ------------- ---------------- --- Interested Trustee and Officer -------------------------- ------------------------------------------------------------- ------------- ---------------- --- ------------------------------ ------------------------------------------------------------ -------------- ---------------- Aggregate Dollar Range Dollar Range of Shares of Shares Beneficially Beneficially Owned in Name/ Principal Occupation(s) During Past 5 Years/ Owned in the any of the Position(s) Held with Fund/ Other Trusteeships/Directorships Held by Trustee/ Fund Oppenheimer Length of Service/ Number of Portfolios in Fund Complex Currently Overseen by Funds Age Trustee ------------------------------ ------------------------------------------------------------ -------------- ---------------- ------------------------------ ------------------------------------------------------------ ------------------------------- As of December 31, 2001 ------------------------------ ------------------------------------------------------------ ------------------------------- -------------------------- ------------------------------------------------------------------------------------------------ John V. Murphy, Chairman, Chief Executive Officer and director (since June $0 Over $100,000 President and Trustee, 2001) and President (since September 2000) of the Manager; Trustee since October President and a director or trustee of other Oppenheimer 2001 funds; President and a director (since July 2001) of Age: 53 Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.; President and a director (since July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company (the Manager’s parent company); a director (since June 1995) of DBL Acquisition Corporation; formerly, Chief Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the OppenheimerFunds complex.
-------------------------- ------------------------------------------------------------------------------------------------         The address of each Officer in the chart below is 498 Seventh Avenue, New York, New York 10018 except for Messrs. Wixted, Masterson and Vottiero and Ms. Ives whose address is 6803 S. Tucson Way, Englewood, Colorado 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal. --------------------------------------------------------------------------------------------------------------------------- Officers of the Fund --------------------------------------------------------------------------------------------------------------------------- ---------------------------------------------------------------------------------------------------------------------------

Name, Position(s) Held with Fund,

Length of Service and Age Principal Occupation(s) During Past 5 Years

--------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- David P. Negri, Senior Vice President of the Manager (since May 1998) Vice President and and of HarbourView Asset Management Corporation Portfolio Manager (since April 1999); an officer of 9 portfolios in the (since December 1997) OppenheimerFunds complex; formerly Vice President of the Manager Age: 48 (July 1988 – May 1998). --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- Thomas P. Reedy, Vice President of the Manager (since June 1993) and of Vice President and HarbourView Asset Management Corporation (since April 1999); Portfolio Manager an officer of 3 portfolios in the OppenheimerFunds complex; (since October 1998) formerly a fixed income analyst of the Manager (1986 – 1993). Age: 40 --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- Dimitrios Kourkoulakos, Vice President of the Manager (since December 2001); an officer of 3 Vice President and Portfolio Manager portfolios in the OppenheimerFunds complex; formerly a High Yield (since June 2002) Analyst (1998 - 2001) and a Securities Analyst (1995 - 1998) of the Age: 35 Manager. --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- Brian W. Wixted, Senior Vice President and Treasurer (since March 1999) of the Treasurer, Principal Financial and Accounting Manager; Treasurer (since March 1999) of HarbourView Asset Management Officer Corporation, Shareholder Services, Inc., Oppenheimer Real Asset (since April 1999) Management Corporation, Shareholder Financial Services, Inc., Age: 42 Oppenheimer Partnership Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset Management, Inc. (since November 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------------------------------------------- -------------------------------------------- ------------------------------------------------------------------------------ Philip Vottiero, Vice President/Fund Accounting of the Manager (since March 2002); Assistant Treasurer formerly Vice President/Corporate Accounting of the Manager (effective as of August 27, 2002) (July 1999-March 2002) prior to which he was Chief Financial Officer at Age: 39 Sovlink Corporation (April Age: 39 1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex. -------------------------------------------- ------------------------------------------------------------------------------ --------------------------------------------------------------------------------------------------------------------------- Robert G. Zack, Senior Vice President (since May 1985) and General Counsel (since Vice President & Secretary February 2002) of the Manager; General Counsel and a director (since (since November 1, 2001) November 2001) of OppenheimerFunds Distributor, Inc.; Senior Vice Age: 54 President and General Counsel (since November 2001) of HarbourView Asset Management Corporation; Vice President and a director (since November 2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice President, General Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.; General Counsel (since November 2001) of Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds International Ltd. And Oppenheimer Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------------------------------------------- -------------------------------------------- ------------------------------------------------------------------------------ Philip T. Masterson, Vice President and Assistant Counsel of the Manager (since July 1998); Assistant Secretary formerly, an associate with Davis, Graham, & Stubbs LLP (January (effective as of August 27, 2002) 1997-June 1998). An officer of 72 portfolios in the OppenheimerFunds complex. Age: 38 -------------------------------------------- ------------------------------------------------------------------------------ --------------------------------------------------------------------------------------------------------------------------- Denis R. Molleur, Vice President and Senior Counsel of the Manager (since July 1999); Assistant Secretary formerly a Vice President and Associate Counsel of the Manager (since November 1, 2001) (September 1995-July 1999). An officer of 82 portfolios in the Age: 44 OppenheimerFunds complex. --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- Katherine P. Feld, Vice President and Senior Counsel (since July 1999) of the Manager; Assistant Secretary Vice President (since June 1990) of OppenheimerFunds Distributor, (since November 1, 2001) Inc.; Director, Vice President and Assistant Secretary (since June Age: 44 1999) of Centennial Asset Management Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management, Inc.; formerly Vice President and Associate Counsel of the Manager (June 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex. --------------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------------------------------------- Kathleen T. Ives, Vice President and Assistant Counsel (since June 1998) of the Assistant Secretary Manager; Vice President (since 1999) of OppenheimerFunds Distributor, (since November 1, 2001) Inc.; Vice President and Assistant Secretary (since 1999) of Age: 36 Shareholder Services, Inc.; Assistant Secretary (since December 2001) of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.; formerly Assistant Vice President and Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of the Manager (August 1994-August 1997). An officer of 85 portfolios in the OppenheimerFunds complex. ---------------------------------------------------------------------------------------------------------------------------         |X| Remuneration of Trustees. The officers of the Fund and one of the Trustees of the Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended June 30, 2002. The compensation from all of the Board II funds includes compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2001. Mr. Swain was affiliated with the Manager until January 2, 2002. ------------------------------------------------ ------------------------------ ------------------------------------ Total Compensation from all Oppenheimer Funds for which Individual Serves as Trustee Name and Other Fund Position(s) (as Aggregate Compensation from Trustee/Director applicable) Fund1 (41 Funds)2 ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ William L. Armstrong $1,411 $78,865 Audit Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Robert G. Avis $1,421 $79,452 Review Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ George C. Bowen $1,358 $75,936 Audit Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Edward L. Cameron $1,356 $75,794 Audit Committee Chairman ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Jon S. Fossel $1,506 $84,177 Review Committee Chairman ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Sam Freedman $1,492 $83,402 Review Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Beverly L. Hamilton3 $151 None Review Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ C. Howard Kast4 $1,564 $87,452 ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Robert M. Kirchner4 $1,421 $79,452 ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ Robert J. Malone3 $151 None Audit Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ F. William Marshall $1,251 $69,922 Review Committee Member ------------------------------------------------ ------------------------------ ------------------------------------ ------------------------------------------------ ------------------------------ ------------------------------------ James C. Swain5 $1,592 None Trustee ------------------------------------------------ ------------------------------ ------------------------------------ Effective July 1, 2000, Mr. William A. Baker and Mr. Ned M. Steel resigned as Trustees of the Fund and subsequently became Trustees Emeritus of the Fund. For the fiscal year ended June 30, 2002 Messrs. Baker and Steel each received $1,073 aggregate compensation from the Fund and for the calendar year ended December 31, 2001, they each received $60,000 total compensation from all Board II funds. Effective June 1, 2002, Mr. Steel is no longer Trustee Emeritus. Mr. Baker passed away on 12/11/01. Effective April 5, 2001 Mr. Raymond Kalinowski resigned as Trustee of the Fund. For the calendar year ended December 31, 2001 Mr. Kalinowski received $16,458 total compensation from all Board II funds. 1. For the Fund's fiscal year ended June 30, 2002. Aggregate compensation includes fees and deferred compensation, if any, accrued for a Trustee. Includes $151 for Mr. Robert Malone, deferred under Deferred Compensation Plan described below. 2. For the 2001 calendar year. 3. Ms. Hamilton and Mr. Malone were elected as Trustees of the Board II Funds effective June 1, 2002. 4. Effective July 1, 2002, Messrs. Kast and Kirchner retired and resigned from the Board II funds. 5. Mr. Swain became an independent trustee effective January 1, 2002.         • Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds.         Deferral of Trustees’ fees under this plan will not materially affect the Fund’s assets, liabilities or net income per share. This plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under this plan without shareholder approval for the limited purpose of determining the value of the Trustees’ deferred fee accounts.         |X| Major Shareholders. As of August 10, 2002 the only persons who owned of record or was known by the Fund to own of record 5% or more of any class of the Fund’s outstanding shares were:
 	Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E., 3rd Floor, Jacksonville, FL 32246, which owned 2,271,830.573 Class B (representing approximately 6.00% of the Fund’s then-outstanding Class B shares), for the benefit of its customers and also owned 1,227,613.581 Class C shares (representing approximately 9.74% of the Fund’s then-outstanding Class C shares), for the sole benefit of its customers.

 	RPSS TR ROLLOVER IRA FBO James L. Dotterer, 3308 Wilderness Dr. SE, Olympia, WA 98501-4936, who owned 26,799.954 Class N shares (representing approximately 11.85% of the Fund’s then-outstanding Class N shares).

 	RPSS TR FBO ROLLOVER IRA FBO Edward R. Guinn, 2175 Stonewood Dr., Charleston, SC 29412-2321, who owned 19,103.926 Class N shares (representing approximately 8.44% of the Fund’s then-outstanding Class N shares).

 	RPSS TR FBO IRA FBO Adele Pellegrino, 26 Joyces Way, Bay Shore, NY 11706-8954, who owned 14,289.315 Class N shares (representing approximately 6.32% of the Fund’s then-outstanding Class N shares).

 	NFSC FEBO #BMA-903310, NFS/FMTC ROLLOVER IRA FBO Robert A. Lammi, 2809 Washington St., Easton, PA 18045, who owned 13,260.209 Class N shares (representing approximately 5.86% of the Fund’s then-outstanding Class N shares).

 	Massachusetts Mutual Life Insurance Company, Separate Investment Account, 1295 State Street, Springfield, MA 01111, which owned 4,198,642.742 Class Y shares (representing approximately 96.32% of the Fund’s then-outstanding Class Y shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.         |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.         The Code of Ethics is an exhibit to the Fund’s registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.         |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund’s portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Fund’s portfolio. Other members of the Manager’s Fixed-Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund’s portfolio.         The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.         The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. --------------------------------------- ---------------------------------------------------------------------------- Fiscal Year ended 6/30: Management Fees Paid to OppenheimerFunds, Inc. --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2000 $10,743,241 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2001 $9,796,423 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2002 $9,168,198 --------------------------------------- ----------------------------------------------------------------------------         The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.         The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name “Oppenheimer” as part of its name.         |X| Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees, including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.         The Board also receives information about the 12b-1 distribution fees the Fund pays. These distribution fees are reviewed and approved at a different time of the year.         The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement. Among other factors, the Board considered: o The nature, cost, and quality of the services provided to the Fund and its shareholders; o The profitability of the Fund to the Manager; o The investment performance of the Fund in comparison to regular market indices o Economies of scale that may be available to the Fund from the Manager; o Fees paid by other mutual funds for similar services; o The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

        The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund. The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.         These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations. The Fund’s Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.         In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The Board judged the terms and conditions of the Agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including “affiliated” brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of the Fund’s portfolio transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.         Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund’s portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment adviser. Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager’s portfolio traders allocate brokerage based upon recommendations from the Manager’s portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager’s executive officers supervise the allocation of brokerage.         Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.         Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.         The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager’s other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.         Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.         The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.         The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager’s representation that the amount of such commissions was reasonably related to the value or benefit of such services. --------------------------------------- ---------------------------------------------------------------------------- Fiscal Year Ended 6/30: Total Brokerage Commissions Paid by the Fund1 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2000 $53,519 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2001 $489,436 --------------------------------------- ---------------------------------------------------------------------------- --------------------------------------- ---------------------------------------------------------------------------- 2002 $56,1412 --------------------------------------- ---------------------------------------------------------------------------- 1. Amounts do not include spreads or commissions on principal transactions on a net trade basis. 2. In the fiscal year ended 6/30/02, the amount of transactions directed to brokers for research services was $641,784 and the amount of the commissions paid to broker-dealers for those services was $3,654.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.         The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund’s three most recent fiscal years are shown in the tables below. --------------- ----------------------------------------------------------------- Aggregate Front-End Class A Front-End Sales Charge

Fiscal Year Sales Charges on Retained by sEnded
6/30: Class A Shares Distributor

--------------- ----------------------------------------------------------------- --------------- ----------------------------------------------------------------- 2000 $1,624,414 $460,832 --------------- ----------------------------------------------------------------- --------------- ----------------------------------------------------------------- 2001 $1,872,242 $507,067 --------------- ----------------------------------------------------------------- ------------------- ------------------------------- ----------------------------- 2002 $1,987,927 $577,5311 ------------------- ------------------------------- ----------------------------- 1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor. --------------- ----------------------- ----------------------- -------------------------- ------------------------- Fiscal Year Concessions on Class Concessions on Class Concessions on Class C Concessions on Class N Ended 6/30: A Shares Advanced by B Shares Advanced by Shares Advanced by Shares Advanced by Distributor1 Distributor1 Distributor1 Distributor1 --------------- ----------------------- ----------------------- -------------------------- ------------------------- --------------- ----------------------- ----------------------- ---------------------------------------------------- 2000 $132,464 $2,915,095 $230,485 N/A --------------- ----------------------- ----------------------- ---------------------------------------------------- --------------- ----------------------- ----------------------- ---------------------------------------------------- 2001 $190,052 $3,149,905 $285,892 $1,4732 --------------- ----------------------- ----------------------- ---------------------------------------------------- --------------- ----------------------- ----------------------- -------------------------- ------------------------- 2002 $162,172 $2,840,777 $412,210 $20,507 --------------- ----------------------- ----------------------- -------------------------- ------------------------- 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. 2. The inception date of Class N shares was March 1, 2001. --------------- ---------------------------------------------------------------------------------------------------- Fiscal Class A Contingent Class B Contingent Class C Contingent Class N Contingent Year Deferred Sales Deferred Sales Deferred Sales Ended Charges Retained by Charges Retained by Deferred Sales Charges Charges Retained by 6/30 Distributor Distributor Retained by Distributor Distributor --------------- ---------------------------------------------------------------------------------------------------- --------------- ---------------------------------------------------------------------------------------------------- 2002 $15,944 $988,706 $33,980 $33 --------------- ---------------------------------------------------------------------------------------------------- Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees3, cast in person at a meeting called for the purpose of voting on that plan.         Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.         Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.         The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six (6) years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a “majority” (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.         While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.         Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.         Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.         |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers. With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 (“grandfathered retirement accounts”), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.         For the fiscal year ended June 30, 2002, payments under the Class A Plan totaled $2,269,856, all of which was paid by the Distributor to recipients. That included $72,769 paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.         |X| Class B, Class C and Class N Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.         Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding, after their purchase, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.         The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and the asset-based sales charge and, effective November 1, 2001 the service fee, increased Class N expenses by 0.50% of the net assets per year of the respective class.         The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.         The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing each class of shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B, Class C and Class N shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current         shareholders) and state “blue sky” registration fees and certain other distribution expenses.         When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.         The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. --------------------------------------------------------------------------------------------------------------------- Distribution Fees Paid to the Distributor for the Year Ended 6/30/02 --------------------------------------------------------------------------------------------------------------------- ---------------------- --------------------- ---------------------- -------------------------- ---------------------- Class: Total Amount Distributor's Aggregate Distributor's Unreimbursed Payments Retained by Unreimbursed Expenses Expenses as % of Net Under Plan Distributor Under Plan Assets of Class ---------------------- --------------------- ---------------------- -------------------------- ---------------------- ---------------------- --------------------- ---------------------- -------------------------- ---------------------- Class B Plan $3,669,884 $2,923,7791 $16,580,521 4.90% ---------------------- --------------------- ---------------------- -------------------------- ---------------------- ---------------------- --------------------- ---------------------- -------------------------- ---------------------- Class C Plan $1,048,358 $334,1022 $2,658,111 2.49% ---------------------- --------------------- ---------------------- -------------------------- ---------------------- ---------------------- --------------------- ---------------------- -------------------------- ---------------------- Class N Plan $3,827 $3,8273 $48,806 2.04% ---------------------- --------------------- ---------------------- -------------------------- ---------------------- 1. Includes $19,388 paid to an affiliate of the Distributor's parent company. 2. Includes $12,593 paid to an affiliate of the Distributor's parent company. 3. Includes $39 paid to an affiliate of the Distributor's parent company.         All payments under the Class B, the Class C and the Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include “standardized yield,” “dividend yield,” “average annual total return,” “cumulative total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund’s performance as of the Fund’s most recent fiscal year end. You can obtain current performance information by calling the Fund’s Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.         The Fund’s illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.         Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments: o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model. o The Fund’s performance returns do not reflect the effect of taxes on dividends and capital gains distributions. An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund’s shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis. When an investor’s shares are redeemed, they may be worth more or less than their original cost. o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.         The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.         |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.         • Standardized Yield. The “standardized yield” (sometimes referred to just as “yield”) is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments for that period. It may therefore differ from the “dividend yield” for the same class of shares, described below. Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields: Standardized Yield = 2 [(a-b + 1)6 -1] --- cd The symbols above represent the following factors: a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense assumptions). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends. d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.         The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund’s classes of shares will differ for any 30-day period.         • Dividend Yield. The Fund may quote a “dividend yield” for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below: Dividend Yield = dividends paid x 12/maximum offering price (payment date)         The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B, Class C and Class N shares is the net asset value per share, without considering the effect of contingent deferred sales charges. There is no sales charge on Class Y shares. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge. -----------------------------------------------------------------------------------------------------------------

The Fund’s Yields for the 30-Day Periods Ended 6/30/02

----------------------------------------------------------------------------------------------------------------- ------------------- -------------------------------------------- ------------------------------------------------ Class of Shares Standardized Yield Dividend Yield ------------------- -------------------------------------------- ------------------------------------------------ ------------------- --------------------- ---------------------- ----------------------- ------------------------ Without After Without After Sales Charge Sales Charge Sales Charge Sales Charge ------------------- --------------------- ---------------------- ----------------------- ------------------------ ------------------- --------------------------------------------------------------------------------------------- Class A 11.47% 10.91% 10.05% 9.57% ------------------- --------------------------------------------------------------------------------------------- ------------------- --------------------------------------------------------------------------------------------- Class B 10.70% N/A 9.46% N/A ------------------- --------------------------------------------------------------------------------------------- ------------------- --------------------------------------------------------------------------------------------- Class C 10.61% N/A 9.34% N/A ------------------- --------------------------------------------------------------------------------------------- ------------------- --------------------------------------------------------------------------------------------- Class N 11.50% N/A 9.79% N/A ------------------- --------------------------------------------------------------------------------------------- ------------------- --------------------------------------------------------------------------------------------- Class Y 11.67% N/A 10.24% N/A ------------------- ---------------------------------------------------------------------------------------------         |X| Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (“P” in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one year period, and total returns for the periods prior to March 1, 2001 (the inception date for Class N shares) is based on the Fund’s Class A returns, adjusted to reflect the higher Class N 12b-1 fees.         • Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

   ERV l/n - 1= Average Annual Total Return

   P         • Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

   ERV - P = Total Return __________

   P o Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVD” in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula: ATVD 1/n - 1= Average Annual Total Return (After Taxes on Distributions) ---

   P o Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)” of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an ending value (“ATVDR” in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula: ATVDR 1/n - 1= Average Annual Total Return (After Taxes on Distributions and Redemption) ---

   P         • Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for Class A, Class B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. ----------------------------------------------------------------------------------------------------------------------

The Fund’s Total Returns for the Periods Ended 6/30/02

---------------------------------------------------------------------------------------------------------------------- --------------- -------------------------- ---------------------------------------------------------------------------

Class of Cumulative Total Returns Average Annual Total ReturnsShares
(10 years or

life-of-class) --------------- -------------------------- --------------------------------------------------------------------------- --------------- -------------------------- ----------------------- ------------------------- ------------------------- 1-Year 5-Year 10-Year (or life-of-class) (or life-of-class) --------------- -------------------------- ----------------------- ------------------------- ------------------------- --------------- ------------ ------------- ----------- ----------- ------------ ------------ ------------ ------------ After Without After Without After Without After Without Sales Sales Sales Sales Sales Sales Sales Charge Sales Charge Charge Charge Charge Charge Charge Charge --------------- ------------ ------------- ----------- ----------- ------------ ------------ ------------ ------------ --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ Class A1 62.30% 70.39% -9.96% -5.47% -0.52% 0.45% 4.96% 5.47% --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ Class B 45.87%2 45.87%2 -10.45% -6.23% -0.58% -0.33% 4.21%2 4.21%2 --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ Class C 18.63%3 18.63%3 -6.93% -6.08% -0.31% -0.31% 2.60%3 2.60%3 --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ Class N -12.36%4 -11.60%4 -6.37% -5.53% -9.44%4 -8.85%4 N/A N/A --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ Class Y -3.15%5 -3.15%5 -5.37% -5.37% -0.68% -0.68%5 N/A N/A --------------- ------------ ------------------------------------- ------------ ------------ ------------ ------------ 1. Inception of Class A: 7/28/78. 2. Inception of Class B: 5/3/93. Because Class B convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. 3. Inception of Class C: 11/1/95 4. Inception of Class N: 3/1/01 5. Inception of Class Y: 10/15/97 ---------------------------------------------------------------------------------------------------------------------- Average Annual Total Returns for Class A Shares1 (After Sales Charge)

For the Periods Ended 6/30/02

---------------------------------------------------------------------------------------------------------------------- --------------------------------------------------------------- ---------------- --------------- --------------------- 10 years 1 year 5 years (or life of class) --------------------------------------------------------------- ---------------- --------------- --------------------- --------------------------------------------------------------- ---------------- --------------- --------------------- After Taxes on Distributions -13.81% -4.41% 0.95% --------------------------------------------------------------- ---------------- --------------- --------------------- --------------------------------------------------------------- ---------------- --------------- --------------------- After Taxes on Distributions and Redemption -5.97% -2.15% 2.07% of Fund Shares --------------------------------------------------------------- ---------------- --------------- --------------------- 1. Inception of Class A shares: 7/28/78 Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.         |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. (“Lipper”) based on investment styles. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.         |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in their specialized market sector. The Fund is included in the high yield bond funds category.         Morningstar proprietary star rankings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.         The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.         |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.         Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.         From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.         From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors. AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Effective November 1, 2002, for any new Asset Builder Plan, each purchase through AccountLink must be at least $50 and shareholders must invest at least $500 before an Asset Builder Plan can be established on a new account. Accounts established prior to November 1, 2001, will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions. Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.         |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

        A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares. The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following: Oppenheimer Bond Fund Oppenheimer Municipal Bond Fund Oppenheimer California Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Capital Preservation Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Capital Income Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Champion Income Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Concentrated Growth Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Convertible Securities Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Developing Markets Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Disciplined Allocation Fund Oppenheimer Real Asset Fund Oppenheimer Discovery Fund Oppenheimer Rochester National Municipals Oppenheimer Emerging Growth Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Emerging Technologies Fund Oppenheimer Small Cap Value Fund Oppenheimer Enterprise Fund Oppenheimer Special Value Fund Oppenheimer Europe Fund Oppenheimer Strategic Income Fund Oppenheimer Global Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Core Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Large Cap Growth Fund Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer High Yield Fund Oppenheimer U.S. Government Trust Oppenheimer Intermediate Municipal Fund Oppenheimer Value Fund Oppenheimer International Bond Fund Limited-Term New York Municipal Fund Oppenheimer International Growth Fund Rochester Fund Municipals Oppenheimer International Small Company Fund OSM1- Gartmore Millennium Growth Fund II Oppenheimer Limited-Term Government Fund OSM1 - Jennison Growth Fund Oppenheimer Main Street Growth & Income Fund OSM1 - Mercury Advisors S&P 500 Index Fund Oppenheimer Main Street Opportunity Fund OSM1 - Mercury Advisors Focus Growth Fund Oppenheimer Main Street Small Cap Fund OSM1 - QM Active Balanced Fund Oppenheimer MidCap Fund OSM1 - Salomon Brothers All Cap Fund Oppenheimer Multiple Strategies Fund And the following money market funds: Centennial America Fund, L. P. Centennial New York Tax Exempt Trust Centennial California Tax Exempt Trust Centennial Tax Exempt Trust Centennial Government Trust Oppenheimer Cash Reserves Centennial Money Market Trust Oppenheimer Money Market Fund, Inc. 1 - "OSM" stands for Oppenheimer Select Managers There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge. Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider Class C or Class N shares you purchase or may have purchased. A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent. If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof. The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan. In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor. |X| Terms of Escrow That Apply to Letters of Intent. 1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account. 2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor. 3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds. 4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares. 5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and         (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge. 6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund. Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum in $25) for the initial purchase with your application. Currently, the minimum investment is $25 to establish an Asset Builder Plan, and will remain at $25 for those accounts established prior to November 1, 2002. However, as described above under "AccountLink," for Asset Builder Plans established on or after November 1, 2002, the minimum investment for new Asset Builder Plans will increase to $50, each purchase must be at least $50 and --- shareholders must invest at least $500 before an Asset Builder Plan can be established. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions. Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice. Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper. Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress. Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject. The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another. The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund. |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares at net asset value by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months. |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following: o to all rollover IRAs (including SEP IRA and SIMPLE IRAs, o to all rollover contributions made to Individual 401(k) plans, Profit-Sharing Plans and Money Purchase Pension Plans, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,         o to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor, o to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,         o to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.         o to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose. The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on: o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),         o purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and         o on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds. No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment. The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class). Account Fees. As stated in the Prospectus, effective September 27, 2002, a $12 annual fee will be charge on any account valued at less than $500. This fee will not be charged for:         o Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares; o Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan; o OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases; o Certain accounts held by broker-dealers through the National Securities Clearing Corporation; and         o Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted. The first annual fee will be charged on or about September 27, 2002, and annually thereafter on or about the second to last business day of September. This annual fee will be waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at WWW.OPPENHEIMERFUNDS.COM ------------------------ or call 1.888.470.0862 for instructions. Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange ("the Exchange") on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange. Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting. |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S. securities exchange or on Nasdaq(R)are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or         (1) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the(2) spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date. o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or         (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or         (3) at the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security. o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry. o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and         (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less. o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:         (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and         (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities. The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency. Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available. When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus. Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law. In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs: (1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;         (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);         (3) authorizes the Fund, its Transfer Agent and any bank through which the Fund’s drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;         (4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the application, as applicable; (5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and         (6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.] Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire. Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:         o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or         o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined. Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed. Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred. Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, SEP-IRAs, Simple IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed plan sponsors) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution. Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus. Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information). By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans. |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Effective November 1, 2002 minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information. |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment. The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested. Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed. The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder. The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person. To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate. If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor. o All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions: The following funds only offer Class A shares: Centennial America Fund, L.P. Centennial Tax Exempt Trust Centennial California Tax Exempt Trust Oppenheimer Concentrated Growth Fund Centennial Government Trust Oppenheimer Money Market Fund, Inc. Centennial Money Market Trust Oppenheimer Real Estate Fund Centennial New York Tax Exempt Trust Oppenheimer Special Value Fund The following funds do not offer Class N shares: Oppenheimer California Municipal Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Rochester National Municipals Oppenheimer Municipal Bond Fund Rochester Fund Municipals Oppenheimer New Jersey Municipal Fund Oppenheimer Senior Floating Rate Fund Oppenheimer New York Municipal Fund Limited Term New York Municipal Fund The following funds do not offer Class Y shares:
 	Oppenheimer California Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Capital Income Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Cash Reserves Oppenheimer New York Municipal Fund Oppenheimer Champion Income Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Convertible Securities Fund Oppenheimer Rochester National Municipals Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Small Cap Value Fund Oppenheimer International Small Company Fund Limited Term New York Municipal Fund

Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund. o Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
 	o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.

Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans. Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
 	o Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor’s dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days’ notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances. |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions: When Class A shares of any Oppenheimer fund (other than Rochester National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.         • When Class A shares of Rochester National Municipals and Rochester Fund Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.         • If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.         • When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.         • When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.         |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.         |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.         |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.         In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.         Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.         The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.         The Fund has no fixed dividend rate for Class B, Class C, Class N and Class Y shares, and the rate can change for Class A shares. There can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.         Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith. Tax Status of the Fund’s Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund’s dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.         The tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund. Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a “double tax” on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).         The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.         To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.         To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and certain other income.         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities. Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders. Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.         Special provisions of the Internal Revenue Code govern the eligibility of the Fund’s dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund’s dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction. Since it is anticipated that most of the Fund’s income will be derived from interest it receives on its investments, the Fund does not anticipate that its distributions will qualify for this deduction.         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.         If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of their pro rata share of such gain. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.         Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder’s tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.         Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.         The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.         Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.         In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.         Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered “effectively connected” income.         Ordinary income dividends that are paid by the Fund (and are deemed not “effectively connected income”) to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person’s country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in March of each year.         If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.         If the foreign person fails to provide a certification of her/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.         The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above. Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager. The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover. The Custodian. The Bank of New York is the custodian of the Fund’s assets. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial. Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund’s financial statements and perform other related audit services. They also act as auditors for the Manager and for certain other funds advised by the Manager and its affiliates. INDEPENDENT AUDITORS' REPORT ================================================================================ TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF OPPENHEIMER HIGH YIELD FUND: We have audited the accompanying statement of assets and liabilities of Oppenheimer High Yield Fund, including the statement of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. /s/ DELOITTE & TOUCHE LLP __________ DELOITTE & TOUCHE LLP Denver, Colorado July 22, 2002 STATEMENT OF INVESTMENTS June 30, 2002 PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- ASSET-BACKED SECURITIES--0.0% ---------------------------------------------------------------------------------- Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11(1) (Cost $2,000,000) $ 2,000,000 $ 300,000 ---------------------------------------------------------------------------------- CORPORATE LOANS--0.0% ---------------------------------------------------------------------------------- Telergy, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 11.111%, 1/1/02(1,2) (Cost $3,864,760) 3,945,448 197,272 ---------------------------------------------------------------------------------- MORTGAGE-BACKED OBLIGATIONS--17.8% ---------------------------------------------------------------------------------- GOVERNMENT AGENCY--16.0% ---------------------------------------------------------------------------------- FHLMC/FNMA/SPONSORED--16.0% Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 192, Cl. IO, 6.50%, 2/1/28(3) 24,724,185 4,861,779 Series 194, Cl. IO, 6.50%, 4/1/28(3) 5,963,411 1,275,145 Series 199, Cl. IO, 6.50%, 8/1/28(3) 8,375,466 1,654,155 Series 202, Cl. IO, 6.50%, 4/1/29(3) 51,732,258 11,308,348 Series 205, Cl. IO, 7%, 9/15/29(3) 13,361,113 2,501,033 ---------------------------------------------------------------------------------- Federal National Mortgage Assn.: 6%, 7/25/32(4) 95,000,000 94,762,500 6.50%, 7/1/28(4) 95,000,000 96,841,100 ---------------------------------------------------------------------------------- Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Trust 313, Cl. 2, 6.50%, 6/25/31(3) 8,722,826 2,038,961 ------------ 215,243,021 ---------------------------------------------------------------------------------- PRIVATE--1.8% ---------------------------------------------------------------------------------- COMMERCIAL--1.8% AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg. Pass-Through Certificates, Series 1997-C1, Cl. H, 7%, 6/17/29(5) 840,000 742,350 ---------------------------------------------------------------------------------- Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1997-D4, Cl. B3, 7.525%, 4/14/29 1,500,000 1,104,492 ---------------------------------------------------------------------------------- CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 1993-C1, Cl. E, 6.72%, 12/25/03(5) 1,452,000 1,451,319 ---------------------------------------------------------------------------------- First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates, Series 1997-CHL1, Cl. E, 8.168%, 2/25/11(1,6) 4,500,000 3,635,159 ---------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1, Cl. X, 2.01%, 7/15/27(3) 63,900,752 4,203,471 ---------------------------------------------------------------------------------- GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29 3,000,000 1,774,805 ---------------------------------------------------------------------------------- Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates: Series 1997-RR, Cl. D, 7.713%, 4/30/39(5,6) 5,000,269 4,429,535 Series 1997-RR, Cl. F, 7.713%, 4/30/39(5,6) 9,000,485 5,852,073 ---------------------------------------------------------------------------------- Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07(5) 1,400,000 1,289,313 ------------ 24,482,517 ------------ Total Mortgage-Backed Obligations (Cost $247,861,923) 239,725,538 12 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- FOREIGN GOVERNMENT OBLIGATIONS--0.3% ---------------------------------------------------------------------------------- United Mexican States Bonds, Bonos de Desarrollo, Trust 313, Cl. 2, 14.50%, 5/12/05(6) (Cost $4,064,436) $39,735,700 $ 4,468,183 ---------------------------------------------------------------------------------- LOAN PARTICIPATIONS--0.1% ---------------------------------------------------------------------------------- Bank Rakyat Loan Participation Nts., Series 4 yr., 5.563%, 8/28/02(1,6) (Cost $490,464) 500,000 486,250 ---------------------------------------------------------------------------------- CORPORATE BONDS AND NOTES--84.8% ---------------------------------------------------------------------------------- CONSUMER DISCRETIONARY--26.4% ---------------------------------------------------------------------------------- AUTO COMPONENTS--1.7% Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(2,7) 2,150,000 -- ---------------------------------------------------------------------------------- Collins & Aikman Products Co., 10.75% Sr. Nts., 12/31/11(5) 3,000,021 3,030,000 ---------------------------------------------------------------------------------- Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Sub. Nts., 2/15/10(5) 1,500,021 1,537,500 ---------------------------------------------------------------------------------- Dana Corp.: 9% Unsec. Nts., 8/15/11 1,850,000 1,831,500 10.125% Sr. Nts., 3/15/10(5) 1,800,000 1,845,000 ---------------------------------------------------------------------------------- Dura Operating Corp.: 8.625% Sr. Nts., 4/15/12(5) 2,500,021 2,525,000 9% Sr. Sub. Nts., Series B, 5/1/09 [EUR] 2,500,000 2,438,137 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09 7,200,000 7,020,000 ---------------------------------------------------------------------------------- Exide Corp., 10% Sr. Unsec. Nts., 4/15/05(2) 3,200,000 560,000 ---------------------------------------------------------------------------------- Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12(5) 2,500,021 2,537,500 ------------ 23,324,637 ---------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE--7.1% Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 3,080,000 1,312,850 ---------------------------------------------------------------------------------- Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11 2,500,000 2,553,125 ---------------------------------------------------------------------------------- Boyd Gaming Corp., 8.75% Nts., 4/15/12(5) 3,000,000 3,030,000 ---------------------------------------------------------------------------------- Buffets, Inc., 11.25% Sr. Sub. Nts., 7/15/10(5) 1,800,000 1,809,000 ---------------------------------------------------------------------------------- Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/1995(1,2,7) 22,500 -- ---------------------------------------------------------------------------------- Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07 2,250,000 2,002,500 ---------------------------------------------------------------------------------- Coast Hotels & Casinos, Inc.: 9.50% Sr. Sub. Nts., 4/1/09(5) 2,000,000 2,110,000 9.50% Sr. Unsec. Sub. Nts., 4/1/09 1,500,000 1,582,500 ---------------------------------------------------------------------------------- Family Restaurants, Inc.: 9.75% Sr. Nts., 2/1/02(2,7) 9,500,000 47,500 10.875% Sr. Sub. Disc. Nts., 2/1/04(1,2,7) 450,000 5,625 ---------------------------------------------------------------------------------- Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09 4,800,000 4,992,000 ---------------------------------------------------------------------------------- Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07 4,500,000 4,882,500 ---------------------------------------------------------------------------------- Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07 2,300,000 2,070,000 ---------------------------------------------------------------------------------- Intrawest Corp., 9.75% Sr. Nts., 8/15/08 7,000,000 7,140,000 ---------------------------------------------------------------------------------- Isle of Capri Casinos, Inc., 9% Sr. Sub. Nts., 3/15/12(5) 3,000,000 3,045,000 ---------------------------------------------------------------------------------- John Q. Hammons Hotels, Inc., 8.875% Nts., 5/15/12(5) 2,700,000 2,659,500 13 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- HOTELS, RESTAURANTS & LEISURE CONTINUED Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06 $ 5,200,000 $ 5,330,000 ---------------------------------------------------------------------------------- Mandalay Resort Group: 9.375% Sr. Sub. Nts., 2/15/10 3,500,000 3,640,000 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07 3,000,000 3,161,250 ---------------------------------------------------------------------------------- MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11 2,500,000 2,525,000 ---------------------------------------------------------------------------------- Mohegan Tribal Gaming Authority: 8% Sr. Sub. Nts., 4/1/12(5) 1,300,000 1,311,375 8.375% Sr. Sub. Nts., 7/1/11 1,000,000 1,026,250 8.75% Sr. Unsec. Sub. Nts., 1/1/09 4,000,000 4,165,000 ---------------------------------------------------------------------------------- Park Place Entertainment Corp., 7.875% Sr. Sub. Nts., 3/15/10(5) 3,700,000 3,690,750 ---------------------------------------------------------------------------------- Penn National Gaming, Inc.: 8.875% Sr. Sub. Nts., 3/15/10 900,000 893,250 11.125% Sr. Unsec. Sub. Nts., 3/1/08 6,000,000 6,502,500 ---------------------------------------------------------------------------------- Premier Parks, Inc.: 0%/10% Sr. Disc. Nts., 4/1/08(8) 4,880,000 4,782,400 9.75% Sr. Nts., 6/15/07 2,750,000 2,832,500 ---------------------------------------------------------------------------------- Prime Hospitality Corp., 8.375% Sr. Sub. Nts., 5/1/12(5) 3,200,000 3,152,000 ---------------------------------------------------------------------------------- Station Casinos, Inc.: 9.75% Sr. Sub. Nts., 4/15/07(1) 5,250,000 5,460,000 9.875% Sr. Unsec. Sub. Nts., 7/1/10 200,000 212,500 ---------------------------------------------------------------------------------- Sun International Hotels Ltd., 8.875% Sr. Sub. Nts., 8/15/11(5) 3,200,000 3,284,000 ---------------------------------------------------------------------------------- Vail Resorts, Inc., 8.75% Sr. Unsec. Sub. Nts., 5/15/09 1,800,000 1,809,000 ---------------------------------------------------------------------------------- Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11% Bonds, 6/15/10(5) 1,800,000 1,820,250 ------------ 94,840,125 ---------------------------------------------------------------------------------- HOUSEHOLD DURABLES--3.5% Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12(5) 3,300,000 3,349,500 ---------------------------------------------------------------------------------- Blount, Inc., 13% Sr. Sub. Nts., 8/1/09 2,500,000 1,700,000 ---------------------------------------------------------------------------------- D.R. Horton, Inc.: 7.875% Sr. Nts., 8/15/11 2,000,000 1,960,000 9.375% Sr. Unsec. Sub. Nts., 3/15/11 2,000,000 2,040,000 9.75% Sr. Sub. Nts., 9/15/10 800,000 832,000 ---------------------------------------------------------------------------------- Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10 6,500,000 7,166,250 ---------------------------------------------------------------------------------- Interface, Inc., 10.375% Sr. Nts., 2/1/10(5) 1,500,000 1,603,125 ---------------------------------------------------------------------------------- K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12(5) 2,500,000 2,471,875 ---------------------------------------------------------------------------------- KB Home: 8.625% Sr. Sub. Nts., 12/15/08 3,650,000 3,704,750 9.50% Sr. Unsec. Sub. Nts., 2/15/11 4,200,000 4,336,500 ---------------------------------------------------------------------------------- Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11 1,000,000 1,042,500 ---------------------------------------------------------------------------------- Metromedia International Group, Inc., 10.50% Sr. Unsec. Disc. Nts., 9/30/07(1,6) 956,176 234,263 ---------------------------------------------------------------------------------- Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05 4,800,000 4,848,000 ---------------------------------------------------------------------------------- Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12 1,200,000 1,212,000 ---------------------------------------------------------------------------------- WCI Communities, Inc.: 9.125% Sr. Sub. Nts., 5/1/12 2,000,000 1,995,000 10.625% Sr. Unsec. Sub. Nts., 2/15/11 4,600,000 4,830,000 14 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- HOUSEHOLD DURABLES Continued Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07(5) $ 4,000,000 $ 3,840,000 ------------ 47,165,763 ---------------------------------------------------------------------------------- INTERNET & CATALOG RETAIL--0.8% Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(8) 11,800,000 10,797,000 ---------------------------------------------------------------------------------- MEDIA--10.5% Adelphia Communications Corp.: 8.125% Sr. Nts., Series B, 7/15/03(2) 2,000,000 800,000 8.375% Sr. Nts., Series B, 2/1/08(2) 2,700,000 1,093,500 9.875% Sr. Nts., Series B, 3/1/07(2) 2,200,000 891,000 10.25% Sr. Unsec. Nts., 11/1/06(2) 4,600,000 1,840,000 10.25% Sr. Unsec. Sub. Nts., 6/15/11(2) 4,300,000 1,784,500 10.875% Sr. Unsec. Nts., 10/1/10(2) 3,100,000 1,240,000 ---------------------------------------------------------------------------------- Allbritton Communications Co., 8.875% Sr. Sub. Nts., Series B, 2/1/08 1,625,000 1,681,875 ---------------------------------------------------------------------------------- AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11 10,000,000 9,962,500 ---------------------------------------------------------------------------------- Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09(5) 1,100,000 1,105,500 ---------------------------------------------------------------------------------- Callahan Nordrhein-Westfalen GmbH, 14.125% Sr. Nts., 7/15/11 [EUR] 1,000,000 27,159 ---------------------------------------------------------------------------------- Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07 1,400,000 1,407,000 ---------------------------------------------------------------------------------- Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: 0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(8) 8,000,000 3,860,000 0%/11.75% Sr. Unsec. Sub. Disc. Nts., 5/15/11(8) 4,500,000 1,597,500 8.625% Sr. Unsec. Nts., 4/1/09 2,600,000 1,755,000 9.625% Sr. Nts., 11/15/09(5) 4,000,000 2,680,000 10% Sr. Nts., 4/1/09 1,000,000 695,000 10.75% Sr. Unsec. Nts., 10/1/09 7,600,000 5,377,000 11.125% Sr. Unsec. Nts., 1/15/11 3,999,979 2,780,000 ---------------------------------------------------------------------------------- Cinemark USA, Inc., 9.625% Sr. Sub. Nts., Series B, 8/1/08 1,000,000 1,005,000 ---------------------------------------------------------------------------------- Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(2,7) 2,499,979 565,625 ---------------------------------------------------------------------------------- Comcast UK Cable Partner Ltd., 11.20% Sr. Unsec. Disc. Debs., 11/15/07 5,569,979 5,040,850 ---------------------------------------------------------------------------------- Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12 1,500,000 1,507,500 ---------------------------------------------------------------------------------- Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08 2,400,000 2,556,000 ---------------------------------------------------------------------------------- Diamond Cable Communications plc, 11.75% Sr. Disc. Nts., 12/15/05(2) 7,800,000 2,067,000 ---------------------------------------------------------------------------------- Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(2) 1,399,979 1,253,000 ---------------------------------------------------------------------------------- Diva Systems Corp., 0%/12.625% Sr. Disc. Nts., Series B, 3/1/08(1,2,7,8) 2,500,000 331,250 ---------------------------------------------------------------------------------- EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07(9) 12,650,000 12,144,000 ---------------------------------------------------------------------------------- EchoStar DBS Corp.: 9.125% Sr. Nts., 1/15/09(5) 2,499,979 2,300,000 9.375% Sr. Unsec. Nts., 2/1/09 7,600,000 7,068,000 ---------------------------------------------------------------------------------- Emmis Communications Corp.: 0%/12.50% Sr. Unsec. Disc. Nts., 3/15/11(8) 10,500,000 7,612,500 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09 1,150,000 1,127,000 ---------------------------------------------------------------------------------- Entercom Radio LLC/Entercom Capital, Inc., 7.625% Sr. Unsec. Sub. Nts., 3/1/14 1,499,979 1,496,250 ---------------------------------------------------------------------------------- Entravision Communications Corp., 8.125% Sr. Sub. Nts., 3/15/09(5) 999,979 1,010,000 ---------------------------------------------------------------------------------- Insight Communications Co., Inc., 0%/12.25% Sr. Disc. Nts., 2/15/11(8) 4,000,000 1,740,000 15 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- MEDIA Continued Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09 $ 1,999,979 $ 1,850,000 ---------------------------------------------------------------------------------- Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11 2,999,979 1,365,000 ---------------------------------------------------------------------------------- Lamar Advertising Co., 9.625% Sr. Unsec. Sub. Nts., 12/1/06 3,000,000 3,097,500 ---------------------------------------------------------------------------------- Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13 2,500,000 2,175,000 ---------------------------------------------------------------------------------- Penton Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 6/15/11 3,850,000 2,367,750 ---------------------------------------------------------------------------------- Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11 249,979 250,625 ---------------------------------------------------------------------------------- Regal Cinemas, Inc., 9.375% Sr. Sub. Nts., 2/1/12(5) 5,000,000 5,200,000 ---------------------------------------------------------------------------------- Rogers Cantel, Inc., 8.80% Sr. Sub. Nts., 10/1/07 5,000,000 3,275,000 ---------------------------------------------------------------------------------- Sinclair Broadcast Group, Inc.: 8% Sr. Sub. Nts., 3/15/12 4,249,979 4,207,500 8.75% Sr. Sub. Nts., 12/15/11 1,749,979 1,758,750 9% Sr. Unsec. Sub. Nts., 7/15/07 3,600,000 3,618,000 ---------------------------------------------------------------------------------- Six Flags, Inc., 8.875% Sr. Nts., 2/1/10 4,000,000 4,000,000 ---------------------------------------------------------------------------------- Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts., 11/1/09 6,500,000 6,727,500 ---------------------------------------------------------------------------------- Telewest Communications plc: 0%/9.25% Sr. Disc. Nts., 4/15/09(8) 7,900,000 2,389,750 0%/9.875% Sr. Disc. Nts., 4/15/09(8) [GBP] 4,000,000 2,042,562 11% Sr. Disc. Debs., 10/1/07 500,000 202,500 11.25% Sr. Nts., 11/1/08 3,700,000 1,498,500 ---------------------------------------------------------------------------------- United Pan-Europe Communications NV: 0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(2,7,8) 2,000,000 200,000 0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(2,7,8) 5,000,000 500,000 10.875% Sr. Unsec. Nts., Series B, 8/1/09(2) 3,000,000 405,000 11.25% Sr. Nts., Series B, 11/1/09(2) [EUR] 1,500,000 181,471 ---------------------------------------------------------------------------------- WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp., 12.75% Sr. Sub. Nts., 11/15/09 4,000,000 4,110,000 ---------------------------------------------------------------------------------- Ziff Davis Media, Inc., 12% Sr. Sub. Nts., 7/15/10(1) 1,399,979 358,750 ------------ 141,182,667 ---------------------------------------------------------------------------------- MULTILINE RETAIL--0.3% Saks, Inc.: 8.25% Sr. Unsec. Nts., 11/15/08 1,500,000 1,425,000 9.875% Nts., 10/1/11 3,000,000 3,030,000 ------------ 4,455,000 ---------------------------------------------------------------------------------- SPECIALTY RETAIL--2.5% Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12(5) 2,400,021 2,328,000 ---------------------------------------------------------------------------------- AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08 3,000,000 3,105,000 ---------------------------------------------------------------------------------- CSK Auto, Inc., 12% Sr. Nts., 6/15/06(5) 7,000,000 7,516,250 ---------------------------------------------------------------------------------- Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08 1,000,000 855,000 ---------------------------------------------------------------------------------- Finlay Enterprises, Inc., 9% Debs., 5/1/08 6,585,000 6,379,219 Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09(1,2,7) 700,000 -- ---------------------------------------------------------------------------------- Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts., 11/1/11 3,500,000 3,797,500 ---------------------------------------------------------------------------------- United Auto Group, Inc., 9.625% Sr. Sub. Nts., 3/15/12(5) 350,021 353,500 ---------------------------------------------------------------------------------- United Rentals (North America), Inc., 10.75% Sr. Unsec. Nts., 4/15/08 7,500,021 8,062,500 16 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- SPECIALTY RETAIL Continued United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09 $ 700,021 $ 707,000 ------------ 33,103,969 ---------------------------------------------------------------------------------- TEXTILES & APPAREL--0.4% Consoltex Group, Inc., 0.605% Sr. Sub. Nts., 1/31/09(1,7,10) 3,798,229 208,903 ---------------------------------------------------------------------------------- Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08 2,100,000 2,065,875 ---------------------------------------------------------------------------------- Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts., 3/1/08(2) 2,900,000 514,750 ---------------------------------------------------------------------------------- Levi Strauss & Co., 11.625% Sr. Unsec. Nts., 1/15/08 1,000,000 955,000 ---------------------------------------------------------------------------------- Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07(2) 500,000 102,500 ---------------------------------------------------------------------------------- Russell Corp., 9.25% Sr. Nts., 5/1/10(5) 1,500,000 1,552,500 ------------ 5,399,528 ---------------------------------------------------------------------------------- CONSUMER STAPLES--4.3% ---------------------------------------------------------------------------------- BEVERAGES--0.5% Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12 2,000,000 2,062,500 ---------------------------------------------------------------------------------- Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05 6,000,000 5,040,000 ------------ 7,102,500 ---------------------------------------------------------------------------------- FOOD & DRUG RETAILING--1.0% Fleming Cos., Inc.: 10.125% Sr. Unsec. Nts., 4/1/08 4,000,000 4,080,000 10.625% Sr. Unsec. Sub. Nts., Series D, 7/31/07 4,200,000 4,137,000 ---------------------------------------------------------------------------------- Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11 600,000 561,000 ---------------------------------------------------------------------------------- Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/11 1,000,000 1,000,000 ---------------------------------------------------------------------------------- Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07 1,600,000 1,456,000 ---------------------------------------------------------------------------------- Pathmark Stores, Inc., 8.75% Sr. Sub. Nts., 2/1/12 2,000,000 2,040,000 ------------ 13,274,000 ---------------------------------------------------------------------------------- FOOD PRODUCTS--1.6% American Seafood Group LLC, 10.125% Sr. Sub. Nts., 4/15/10(5) 3,500,000 3,552,500 ---------------------------------------------------------------------------------- Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08 2,100,000 1,417,500 ---------------------------------------------------------------------------------- Burns Philp Capital Pty Ltd., 9.75% Sr. Sub. Nts., 7/15/12(5) 1,200,000 1,194,000 ---------------------------------------------------------------------------------- Del Monte Corp., 9.25% Sr. Unsec. Sub. Nts., 5/15/11 1,000,000 1,045,000 ---------------------------------------------------------------------------------- Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07 1,500,000 1,312,500 ---------------------------------------------------------------------------------- Dole Food Co., Inc., 7.25% Nts., 5/1/09(5) 3,500,000 3,583,457 ---------------------------------------------------------------------------------- Michael Foods, Inc., 11.75% Sr. Unsec. Sub. Nts., 4/1/11 1,600,000 1,752,000 ---------------------------------------------------------------------------------- New World Pasta Co., 9.25% Sr. Nts., 2/15/09 500,000 487,500 ---------------------------------------------------------------------------------- Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08 2,240,000 2,245,600 ---------------------------------------------------------------------------------- Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07 2,500,000 2,440,625 ---------------------------------------------------------------------------------- United Biscuits Finance plc, 10.625% Sr. Sub. Nts., 4/15/11 [EUR] 2,000,000 2,223,952 ------------ 21,254,634 17 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- HOUSEHOLD PRODUCTS--1.2% AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(8) $ 2,520,000 $ 1,275,750 ---------------------------------------------------------------------------------- AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08 4,200,000 4,016,250 ---------------------------------------------------------------------------------- Holmes Products Corp., 9.875% Sr. Sub. Nts., Series C, 11/15/07 1,000,000 657,500 ---------------------------------------------------------------------------------- Johnsondiversey, Inc., 9.625% Sr. Sub. Nts., 5/15/12(5) 1,200,021 1,260,000 ---------------------------------------------------------------------------------- Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11 2,500,021 2,662,500 ---------------------------------------------------------------------------------- Revlon Consumer Products Corp.: 9% Sr. Nts., 11/1/06 2,000,000 1,410,000 12% Sr. Sec. Nts., 12/1/05 5,200,000 5,200,000 ---------------------------------------------------------------------------------- Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(1,2,7) 1,200,000 -- ------------ 16,482,000 ---------------------------------------------------------------------------------- ENERGY--6.6% ---------------------------------------------------------------------------------- ENERGY EQUIPMENT & Services--3.0% BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts., 2/15/08 2,500,000 2,487,500 ---------------------------------------------------------------------------------- Clark Refining & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07 1,500,000 1,447,500 ---------------------------------------------------------------------------------- Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08 1,000,000 987,500 ---------------------------------------------------------------------------------- Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11(5) 1,200,000 1,221,000 ---------------------------------------------------------------------------------- Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(1) 4,015,000 1,826,825 ---------------------------------------------------------------------------------- Hanover Equipment Trust, 8.50% Sr. Sec. Nts., Trust 2001, Cl. A, 9/1/08(5) 1,500,000 1,395,000 ---------------------------------------------------------------------------------- Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08 7,000,000 7,358,750 ---------------------------------------------------------------------------------- Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp., 10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09 3,750,000 3,993,750 ---------------------------------------------------------------------------------- Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08 7,250,000 6,416,250 ---------------------------------------------------------------------------------- Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09 1,500,000 1,545,000 ---------------------------------------------------------------------------------- Trico Marine Services, Inc., 8.875% Sr. Nts., 5/15/12(5) 4,500,000 4,477,500 ---------------------------------------------------------------------------------- Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(8) 8,000,000 7,640,000 ------------ 40,796,575 ---------------------------------------------------------------------------------- OIL & Gas--3.6% Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07 4,000,000 3,540,000 ---------------------------------------------------------------------------------- Chesapeake Energy Corp.: 8.125% Sr. Unsec. Nts., 4/1/11 500,000 493,750 8.375% Sr. Unsec. Nts., 11/1/08 3,000,000 3,015,000 ---------------------------------------------------------------------------------- Forest Oil Corp., 7.75% Sr. Nts., 5/1/14(5) 2,000,000 1,940,000 ---------------------------------------------------------------------------------- Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09 5,500,000 5,871,250 ---------------------------------------------------------------------------------- Giant Industries, Inc., 11% Sr. Sub. Nts., 5/15/12(5) 1,400,000 1,239,000 ---------------------------------------------------------------------------------- Magnum Hunter Resources, Inc., 9.60% Sr. Nts., 3/15/12(5) 2,000,000 2,070,000 ---------------------------------------------------------------------------------- Pennzoil-Quaker State Co.: 6.75% Nts., 4/1/09 500,000 520,236 10% Sr. Nts., 11/1/08(1) 3,000,000 3,528,750 ---------------------------------------------------------------------------------- Pioneer Natural Resources Co., 7.50% Sr. Nts., 4/15/12 2,000,000 2,041,998 ---------------------------------------------------------------------------------- Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07 6,000,000 6,112,500 ---------------------------------------------------------------------------------- RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08 13,500,000 6,885,000 18 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- OIL & GAS Continued Stone Energy Corp.: 8.75% Sr. Sub. Nts., 9/15/07 $ 3,010,000 $ 3,085,250 8.25% Sr. Unsec. Sub. Nts., 12/15/11 3,000,000 3,015,000 ---------------------------------------------------------------------------------- Swift Energy Co., 9.375% Sr. Unsec. Sub. Nts., 5/1/12 1,000,000 947,500 ---------------------------------------------------------------------------------- Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts., 11/1/11 2,400,000 2,472,000 ---------------------------------------------------------------------------------- XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12 1,000,000 1,025,000 ------------ 47,802,234 ---------------------------------------------------------------------------------- FINANCIALS--3.8% ---------------------------------------------------------------------------------- BANKS--0.4% Armkel LLC/Armkel Finance, Inc., 9.50% Sr. Sub. Nts., 8/15/09 1,900,000 1,985,500 ---------------------------------------------------------------------------------- Bank Plus Corp., 12% Sr. Nts., 7/18/07 78,000 83,850 ---------------------------------------------------------------------------------- Western Financial Bank, 9.625% Unsec. Sub. Debs., 5/15/12 3,400,000 3,417,000 ------------ 5,486,350 ---------------------------------------------------------------------------------- DIVERSIFIED FINANCIALS--0.9% AmeriCredit Corp., 9.875% Sr. Nts., 4/15/06(1) 1,300,000 1,313,000 ---------------------------------------------------------------------------------- AMRESCO, Inc., 9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(2,7) 4,000,000 860,000 ---------------------------------------------------------------------------------- Finova Group, Inc. (The), 7.50% Nts., 11/15/09 13,500,000 4,522,500 ---------------------------------------------------------------------------------- IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09(5) 3,250,000 3,136,250 ---------------------------------------------------------------------------------- LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07 2,500,000 2,812,500 ---------------------------------------------------------------------------------- Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(1,2,7) 8,802,000 -- ------------ 12,644,250 ---------------------------------------------------------------------------------- INSURANCE--0.1% Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/09(5) 1,000,000 490,000 ---------------------------------------------------------------------------------- Parametric RE Ltd., 6.423% Nts., 11/19/07(5,6) 1,000,000 996,610 ------------ 1,486,610 ---------------------------------------------------------------------------------- REAL ESTATE--2.4% CB Richard Ellis Services, Inc., 11.25% Sr. Unsec. Sub. Nts., 6/15/11 400,000 338,000 ---------------------------------------------------------------------------------- Corrections Corp. of America, 9.875% Sr. Nts., 5/1/09(5) 1,500,000 1,552,500 ---------------------------------------------------------------------------------- Felcor Lodging LP: 8.50% Sr. Nts., 6/1/11 2,405,000 2,368,925 9.50% Sr. Unsec. Nts., 9/15/08(5) 1,600,000 1,632,000 ---------------------------------------------------------------------------------- Host Marriott LP, 9.50% Sr. Nts., 1/15/07(5) 4,000,000 4,055,000 ---------------------------------------------------------------------------------- IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08 3,000,000 2,978,607 ---------------------------------------------------------------------------------- MeriStar Hospitality Corp.: 8.75% Sr. Unsec. Sub. Nts., 8/15/07 1,200,000 1,068,000 9% Sr. Nts., 1/15/08 2,000,000 1,920,000 9.125% Sr. Nts., 1/15/11 2,350,000 2,256,000 9.125% Sr. Unsec. Nts., 1/15/11(5) 2,100,000 2,016,000 10.50% Sr. Nts., 6/15/09(5) 500,000 507,500 ---------------------------------------------------------------------------------- Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08 10,000,000 9,950,000 ---------------------------------------------------------------------------------- Ventas Realty LP, 9% Sr. Nts., 5/1/12(5) 1,500,000 1,545,000 ------------ 32,187,532 19 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- HEALTH CARE--4.3% ---------------------------------------------------------------------------------- HEALTH CARE EQUIPMENT & SUPPLIES--0.9% Fisher Scientific International, Inc.: 8.125% Sr. Sub. Nts., 5/1/12(5) $ 2,000,000 $ 2,000,000 9% Sr. Unsec. Sub. Nts., 2/1/08 6,350,000 6,524,625 9% Sr. Unsec. Sub. Nts., 2/1/08 1,510,000 1,551,525 ---------------------------------------------------------------------------------- Sybron Dental Specialties, Inc., 8.125% Sr. Sub. Nts., 6/15/12(5) 1,200,000 1,194,000 ---------------------------------------------------------------------------------- Vanguard Health Systems, Inc., 9.75% Sr. Unsec. Sub. Nts., 8/1/11 500,000 523,750 ------------ 11,793,900 ---------------------------------------------------------------------------------- HEALTH CARE PROVIDERS & Services--3.4% aaiPharma, Inc., 11% Sr. Sub. Nts., 4/1/10(5) 1,700,000 1,581,000 ---------------------------------------------------------------------------------- AdvancePCS, Inc., 8.50% Sr. Unsec. Nts., 4/1/08 2,000,000 2,075,000 ---------------------------------------------------------------------------------- AmerisourceBergen Corp., 8.125% Sr. Nts, 9/1/08 4,000,000 4,150,000 ---------------------------------------------------------------------------------- Beverly Enterprises, Inc., 9.625% Sr. Unsec. Nts., 4/15/09 3,200,000 3,296,000 ---------------------------------------------------------------------------------- Extendicare Health Services, Inc., 9.50% Sr. Nts., 7/1/10(5) 1,900,000 1,911,875 ---------------------------------------------------------------------------------- Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08 3,000,000 2,707,500 ---------------------------------------------------------------------------------- Hanger Orthopedic Group, Inc., 10.375% Sr. Nts., 2/15/09(5) 1,250,000 1,306,250 ---------------------------------------------------------------------------------- Healthsouth Corp., 7.625% Nts., 6/1/12(5) 3,000,000 2,976,954 ---------------------------------------------------------------------------------- InSight Health Services Corp., 9.875% Sr. Sub. Nts., 11/1/11 2,000,000 2,020,000 ---------------------------------------------------------------------------------- Magellan Health Services, Inc., 9% Sr. Sub. Nts., 2/15/08 3,450,000 1,259,250 ---------------------------------------------------------------------------------- PacifiCare Health Systems, Inc., 10.75% Sr. Nts., 6/1/09(5) 3,500,000 3,600,625 ---------------------------------------------------------------------------------- Rotech Healthcare, Inc., 9.50% Sr. Sub. Nts., 4/1/12(5) 3,200,000 3,280,000 ---------------------------------------------------------------------------------- Stewart Enterprises, Inc., 10.75% Sr. Unsec. Sub. Nts., 7/1/08 5,400,000 5,994,000 ---------------------------------------------------------------------------------- Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B, 5/1/09 3,600,000 3,780,000 ---------------------------------------------------------------------------------- US Oncology, Inc., 9.625% Sr. Sub. Nts., 2/1/12 1,500,000 1,462,500 ---------------------------------------------------------------------------------- Vicar Operating, Inc., 9.875% Sr. Sub. Nts., 12/1/09 4,000,000 4,220,000 ------------ 45,620,954 ---------------------------------------------------------------------------------- INDUSTRIALS--14.3% ---------------------------------------------------------------------------------- AEROSPACE & DEFENSE--1.6% Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11 2,400,000 2,520,000 ---------------------------------------------------------------------------------- American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts., Series B, 10/15/08 4,700,000 4,676,500 ---------------------------------------------------------------------------------- BE Aerospace, Inc.: 8.875% Sr. Unsec. Sub. Nts., 5/1/11 3,000,000 2,805,000 9.50% Sr. Unsec. Sub. Nts., 11/1/08 1,000,000 975,000 ---------------------------------------------------------------------------------- Decrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts., Series B, 9/30/08 4,000,000 3,700,000 ---------------------------------------------------------------------------------- Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09 3,400,000 1,955,000 ---------------------------------------------------------------------------------- L-3 Communications Corp., 7.625% Sr. Sub. Nts., 6/15/12(5) 3,800,000 3,809,500 ---------------------------------------------------------------------------------- Transdigm, Inc., 10.375% Sr. Sub. Nts., 12/1/08(5) 1,000,000 1,030,000 ------------ 21,471,000 ---------------------------------------------------------------------------------- AIR FREIGHT & COURIERS--0.1% Atlas Air, Inc., 9.375% Sr. Unsec. Nts., 11/15/06 3,650,000 1,843,250 20 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- AIRLINES--0.5% Amtran, Inc.: 9.625% Nts., 12/15/05 $ 2,300,000 $ 1,598,500 10.50% Sr. Nts., 8/1/04 7,600,000 5,510,000 ------------ 7,108,500 ---------------------------------------------------------------------------------- BUILDING PRODUCTS--0.9% Associated Materials, Inc., 9.75% Sr. Sub. Nts., 4/15/12(5) 1,500,000 1,545,000 ---------------------------------------------------------------------------------- Nortek, Inc.: 9.125% Sr. Unsec. Nts., Series B, 9/1/07 4,000,000 4,070,000 9.25% Sr. Nts., Series B, 3/15/07 5,500,000 5,596,250 9.875% Sr. Unsec. Sub. Nts., 6/15/11 1,000,000 1,015,000 ------------ 12,226,250 ---------------------------------------------------------------------------------- COMMERCIAL SERVICES & SUPPLIES--4.1% Allied Waste North America, Inc.: 8.50% Sr. Sub. Nts., 12/1/08 9,700,000 9,409,000 8.875% Sr. Nts., Series B, 4/1/08 7,900,000 7,781,500 10% Sr. Unsec. Sub. Nts., Series B, 8/1/09 9,000,000 8,888,220 ---------------------------------------------------------------------------------- American Pad & Paper Co., 13% Sr. Sub. Nts., Series B, 11/15/05(1,2,7) 2,500,000 37,500 ---------------------------------------------------------------------------------- Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09 2,500,000 2,612,500 ---------------------------------------------------------------------------------- Coinmach Corp., 9% Sr. Nts., 2/1/10(5) 2,250,000 2,295,000 ---------------------------------------------------------------------------------- Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 2,400,000 1,464,000 ---------------------------------------------------------------------------------- Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07 2,805,000 2,917,200 ---------------------------------------------------------------------------------- Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(1) 3,500,000 2,747,500 ---------------------------------------------------------------------------------- IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09(1,2) 3,850,000 4,813 ---------------------------------------------------------------------------------- Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09 7,500,000 7,462,500 ---------------------------------------------------------------------------------- Mail-Well, Inc., 9.625% Sr. Nts., 3/15/12(5) 3,450,000 3,484,500 ---------------------------------------------------------------------------------- Protection One, Inc./Protection One Alarm Monitoring, Inc., 7.375% Sr. Unsec. Nts., 8/15/05 1,500,000 1,327,500 ---------------------------------------------------------------------------------- Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B, 11/15/09 2,584,000 2,984,520 ---------------------------------------------------------------------------------- Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09(5) 1,700,000 1,751,000 ------------ 55,167,253 ---------------------------------------------------------------------------------- CONSTRUCTION & ENGINEERING--1.1% Brand Scaffold Services, Inc., 10.25% Sr. Unsec. Nts., 2/15/08 4,000,000 3,950,000 ---------------------------------------------------------------------------------- CSC Holdings, Inc.: 7.625% Sr. Unsec. Unsub. Nts., Series B, 4/1/11 1,650,000 1,329,524 9.875% Sr. Sub. Debs., 2/15/13(1) 700,000 521,500 ---------------------------------------------------------------------------------- Integrated Electrical Services, Inc.: 9.375% Sr. Sub. Nts., Series B, 2/1/09 3,000,000 2,895,000 9.375% Sr. Sub. Nts., Series C, 2/1/09 500,000 482,500 ---------------------------------------------------------------------------------- Spectrasite Holdings, Inc.: 0%/11.25% Sr. Unsec. Disc. Nts., 4/15/09(8) 1,500,000 397,500 0%/12% Sr. Disc. Nts., 7/15/08(8) 6,900,000 2,173,500 ---------------------------------------------------------------------------------- URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09 3,000,000 3,015,000 ------------ 14,764,524 21 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- ELECTRICAL EQUIPMENT--0.5% Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09 $ 6,000,000 $ 3,030,000 ---------------------------------------------------------------------------------- Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09 2,250,000 2,261,250 ---------------------------------------------------------------------------------- UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12(5) 1,600,000 1,640,000 ------------ 6,931,250 ---------------------------------------------------------------------------------- INDUSTRIAL CONGLOMERATES--1.5% Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08 8,550,000 9,020,250 ---------------------------------------------------------------------------------- Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2, 8/13/10(1) 11,000,000 6,462,500 ---------------------------------------------------------------------------------- Tyco International Group SA, 6.375% Nts., 10/15/11 5,700,000 4,371,843 ------------ 19,854,593 ---------------------------------------------------------------------------------- MACHINERY--2.7% Actuant Corp., 13% Sr. Sub. Nts., 5/1/09 1,455,000 1,695,075 ---------------------------------------------------------------------------------- AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08 6,000,000 6,375,000 ---------------------------------------------------------------------------------- Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08 2,800,000 2,324,000 ---------------------------------------------------------------------------------- Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(2) 7,500,000 600,000 ---------------------------------------------------------------------------------- International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05 6,055,000 5,449,500 ---------------------------------------------------------------------------------- Joy Global, Inc., 8.75% Sr. Sub. Nts., 3/15/12(5) 1,700,000 1,746,750 ---------------------------------------------------------------------------------- NMHG Holding Co., 10% Sr. Nts., 5/15/09(5) 1,600,000 1,632,000 ---------------------------------------------------------------------------------- Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07 2,000,000 1,370,000 ---------------------------------------------------------------------------------- Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07 5,480,000 5,315,600 ---------------------------------------------------------------------------------- Terex Corp.: 8.875% Sr. Unsec. Sub. Nts., 4/1/08 700,000 714,000 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08 2,000,000 2,040,000 9.25% Sr. Unsec. Sub. Nts., 7/15/11 4,000,000 4,160,000 10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11 2,000,000 2,160,000 ------------ 35,581,925 ---------------------------------------------------------------------------------- MARINE--1.0% CP Ships Ltd., 10.375% Sr. Nts., 7/15/12(5) 4,200,000 4,147,500 ---------------------------------------------------------------------------------- Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 12% first priority ship mtg. sr. sec. nts., 7/15/05 and one warrant to purchase five shares of common stock)(1,2,11) 5,000,000 2,750,000 ---------------------------------------------------------------------------------- Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(5) 5,800,000 2,697,000 ---------------------------------------------------------------------------------- Pacific & Atlantic Holdings, Inc., 10.50% Sec. Nts., 12/31/07(5) 1,899,299 674,251 ---------------------------------------------------------------------------------- Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11 3,175,000 3,317,875 ------------ 13,586,626 ---------------------------------------------------------------------------------- ROAD & RAIL--0.2% Kansas City Southern Railway, 7.50% Sr. Nts., 6/15/09(5) 2,000,000 2,012,500 ---------------------------------------------------------------------------------- Transportation Infrastructure--0.1% Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06(2) 6,500,000 1,592,500 ---------------------------------------------------------------------------------- INFORMATION TECHNOLOGY--2.0% ---------------------------------------------------------------------------------- COMMUNICATIONS EQUIPMENT--0.0% CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(1,2,7,8) 9,220,000 922 22 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- COMPUTERS & PERIPHERALS--0.1% Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09(5) $ 1,700,000 $ 1,708,500 ---------------------------------------------------------------------------------- ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6% ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09(1) 2,500,000 2,637,500 ---------------------------------------------------------------------------------- Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05(1) 350,000 283,500 ---------------------------------------------------------------------------------- Flextronics International Ltd., 9.875% Sr. Unsec. Sub. Nts., 7/1/10 1,700,000 1,785,000 ---------------------------------------------------------------------------------- Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08 3,000,000 3,135,000 ------------ 7,841,000 ---------------------------------------------------------------------------------- INTERNET SOFTWARE & SERVICES--0.2% Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1) 5,250,000 971,250 ---------------------------------------------------------------------------------- Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09(2,7) [EUR] 5,000,000 790,080 ---------------------------------------------------------------------------------- FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(1,2,7,8) 5,000,000 481,250 ---------------------------------------------------------------------------------- Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10(2) 3,500,000 647,500 ---------------------------------------------------------------------------------- PSINet, Inc.: 10.50% Sr. Unsec. Nts., 12/1/06(2,7) [EUR] 1,000,000 81,477 11% Sr. Nts., 8/1/09(2,7) 2,350,000 240,875 ------------ 3,212,432 ---------------------------------------------------------------------------------- SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.1% Amkor Technology, Inc.: 9.25% Sr. Unsec. Nts., 5/1/06 3,300,000 2,722,500 9.25% Sr. Unsec. Sub. Nts., 2/15/08 1,700,000 1,394,000 ---------------------------------------------------------------------------------- Fairchild Semiconductor Corp.: 10.375% Sr. Unsec. Nts., 10/1/07 7,800,000 8,151,000 10.50% Sr. Unsec. Sub. Nts., 2/1/09 2,200,000 2,354,000 ------------ 14,621,500 ---------------------------------------------------------------------------------- MATERIALS--11.9% ---------------------------------------------------------------------------------- CHEMICALS--3.9% Applied Extrusion Technologies, Inc., 10.75% Sr. Nts., Series B, 7/1/11 3,500,000 3,167,500 ---------------------------------------------------------------------------------- Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09 4,200,000 4,200,000 ---------------------------------------------------------------------------------- ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B, 12/1/07(1) 2,000,000 1,010,000 ---------------------------------------------------------------------------------- Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11 3,200,000 3,392,000 ---------------------------------------------------------------------------------- Equistar Chemicals LP, 8.75% Sr. Unsec. Nts., 2/15/09 2,000,000 1,790,540 ---------------------------------------------------------------------------------- Georgia Gulf Corp., 10.375% Sr. Unsec. Sub. Nts., 11/1/07 1,000,000 1,075,000 ---------------------------------------------------------------------------------- Huntsman Corp./ICI Chemical Co. plc, Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(12) 4,500,000 1,102,500 ---------------------------------------------------------------------------------- Huntsman International LLC, 9.875% Sr. Nts., 3/1/09(5) 1,700,000 1,712,750 ---------------------------------------------------------------------------------- IMC Global, Inc., 11.25% Sr. Unsec. Nts., Series B, 6/1/11 1,200,000 1,302,000 ---------------------------------------------------------------------------------- ISP Chemco, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/11 3,500,000 3,587,500 -------------------------------------------------------------------------------- ISP Holdings, Inc., 10.625% Bonds, 12/15/09(5) 2,500,000 2,487,500 23 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- CHEMICALS Continued Lyondell Chemical Co.: 9.50% Sec. Nts., 12/15/08 $ 1,300,000 $ 1,215,500 9.625% Sr. Sec. Nts., Series A, 5/1/07 2,250,000 2,154,375 9.875% Sec. Nts., Series B, 5/1/07 3,000,000 2,880,000 ---------------------------------------------------------------------------------- NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03(9) 3,543,000 3,560,715 ---------------------------------------------------------------------------------- Noveon, Inc., 11% Sr. Unsec. Sub. Nts., Series B, 2/28/11 3,500,000 3,727,500 ---------------------------------------------------------------------------------- OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11 2,800,000 2,912,000 ---------------------------------------------------------------------------------- PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08 989,550 679,079 ---------------------------------------------------------------------------------- Pioneer Cos., Inc., 5.355% Sr. Sec. Nts., 12/31/06(1,6) 329,850 216,464 ---------------------------------------------------------------------------------- Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09 1,500,000 1,057,500 ---------------------------------------------------------------------------------- Sterling Chemicals, Inc.: 11.75% Sr. Unsec. Sub. Nts., 8/15/06(2,9) 3,000,000 435,000 12.375% Sr. Sec. Nts., Series B, 7/15/06(2) 6,000,000 5,610,000 ---------------------------------------------------------------------------------- Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03 2,800,000 2,828,000 ------------ 52,103,423 ---------------------------------------------------------------------------------- CONSTRUCTION MATERIALS--0.1% Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09(2) 3,500,000 962,500 ---------------------------------------------------------------------------------- CONTAINERS & PACKAGING--2.4% Ball Corp., 8.25% Sr. Unsec. Sub. Nts., 8/1/08 3,300,000 3,432,000 ---------------------------------------------------------------------------------- Graphic Packaging Corp., 8.625% Sr. Sub. Nts., 2/15/12(5) 2,500,000 2,593,750 ---------------------------------------------------------------------------------- Owens-Brockway Glass Container, Inc., 8.875% Sr. Sec. Nts., 2/15/09(5) 2,000,000 2,010,000 ---------------------------------------------------------------------------------- Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09 2,000,000 2,170,000 ---------------------------------------------------------------------------------- Riverwood International Corp.: 10.625% Sr. Unsec. Nts., 8/1/07 4,500,000 4,747,500 10.875% Sr. Sub. Nts., 4/1/08 3,900,000 4,075,500 ---------------------------------------------------------------------------------- Silgan Holdings, Inc., 9% Sr. Sub. Debs., 6/1/09(5) 500,000 517,500 ---------------------------------------------------------------------------------- Stone Container Corp.: 8.375% Sr. Nts., 7/1/12(5) 2,100,000 2,126,250 9.25% Sr. Unsec. Nts., 2/1/08 3,000,000 3,172,500 9.75% Sr. Unsec. Nts., 2/1/11 4,000,000 4,300,000 ---------------------------------------------------------------------------------- TriMas Corp., 9.875% Sr. Sub. Nts., 6/15/12(5) 3,400,000 3,408,500 ------------ 32,553,500 ---------------------------------------------------------------------------------- METALS & MINING--3.8% AK Steel Corp.: 7.75% Sr. Unsec. Nts., 6/15/12(5) 5,500,000 5,472,500 7.875% Sr. Unsec. Nts., 2/15/09 1,000,000 1,005,000 ---------------------------------------------------------------------------------- Better Minerals & Aggregates Co., 13% Sr. Unsec. Sub. Nts., 9/15/09 700,000 661,500 ---------------------------------------------------------------------------------- California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09 2,300,000 2,328,750 ---------------------------------------------------------------------------------- Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07(2) 5,025,000 332,906 ---------------------------------------------------------------------------------- Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08 5,000,000 5,400,000 ---------------------------------------------------------------------------------- Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08 2,900,725 1,986,997 ---------------------------------------------------------------------------------- International Utility Structures, Inc., 13% Unsec. Sub. Nts., 2/1/08 814,000 162,800 ---------------------------------------------------------------------------------- Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12(5) 3,500,000 3,465,000 24 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- METALS & MINING Continued Kaiser Aluminum & Chemical Corp.: 10.875% Sr. Nts., Series B, 10/15/06(2) $ 2,000,000 $ 1,570,000 12.75% Sr. Sub. Nts., 2/1/03(2) 7,850,000 1,452,250 ---------------------------------------------------------------------------------- Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(8) 6,000,000 2,775,000 ---------------------------------------------------------------------------------- Metallurg, Inc., 11% Sr. Nts., 12/1/07 6,320,000 5,719,600 ---------------------------------------------------------------------------------- National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09(2) 12,500,000 4,687,500 ---------------------------------------------------------------------------------- P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08 3,280,000 3,485,000 ---------------------------------------------------------------------------------- Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09(5) 2,000,000 2,120,000 ---------------------------------------------------------------------------------- United States Steel LLC, 10.75% Sr. Nts., 8/1/08 4,700,000 4,911,500 ---------------------------------------------------------------------------------- WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05 5,000,000 4,125,000 ------------ 51,661,303 ---------------------------------------------------------------------------------- PAPER & FOREST PRODUCTS--1.7% Ainsworth Lumber Co. Ltd.: 12.50% Sr. Nts., 7/15/07(10) 5,500,000 5,981,250 13.875% Sr. Sec. Nts., 7/15/07 3,500,000 3,937,500 ---------------------------------------------------------------------------------- Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04(2) 11,000,000 2,255,000 ---------------------------------------------------------------------------------- Georgia-Pacific Corp., 8.125% Sr. Unsec. Nts., 5/15/11 4,900,000 4,697,007 ---------------------------------------------------------------------------------- Louisiana-Pacific Corp., 10.875% Sr. Sub. Nts., 11/15/08 1,000,000 1,105,000 ---------------------------------------------------------------------------------- Tembec Industries, Inc., 7.75% Sr. Nts., 3/15/12 2,800,000 2,793,000 ---------------------------------------------------------------------------------- U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07 4,000,000 2,660,000 ------------ 23,428,757 ---------------------------------------------------------------------------------- TELECOMMUNICATION SERVICES--7.2% ---------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES--1.9% 360networks, Inc.: 13% Sr. Unsec. Nts., 5/1/08(1,2,7) [EUR] 1,000,000 99 13% Sr. Unsec. Nts., 5/1/08(1,2,7) 3,500,000 350 ---------------------------------------------------------------------------------- Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07(1,2) 1,600,000 160 ---------------------------------------------------------------------------------- American Tower Corp., 9.375% Sr. Nts., 2/1/09 700,000 388,500 ---------------------------------------------------------------------------------- COLO.com, Inc., 13.875% Sr. Nts., 3/15/10(1,2,7) 2,000,000 35,000 ---------------------------------------------------------------------------------- Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07(2,7) 3,065,000 91,950 ---------------------------------------------------------------------------------- ESAT Telecom Group plc, 11.875% Sr. Unsec. Unsub. Nts., 11/1/09 [EUR] 1,000,000 1,123,395 ---------------------------------------------------------------------------------- Focal Communications Corp.: 0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(8) 2,200,000 165,000 11.875% Sr. Unsec. Nts., Series B, 1/15/10(1) 75,000 12,375 ---------------------------------------------------------------------------------- ICG Services, Inc., 0%/10% Sr. Exchangeable Unsec. Disc. Nts., 2/15/08(2,7,8) 1,485,000 48,262 ---------------------------------------------------------------------------------- Intermedia Communications, Inc.: 0%/11.25% Sr. Disc. Nts., Series B, 7/15/07(2,7,8) 500,000 157,500 0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(2,7,8) 3,000,000 315,000 8.50% Sr. Nts., Series B, 1/15/08(2,7) 700,000 220,500 8.60% Sr. Unsec. Nts., Series B, 6/1/08(2) 1,200,000 366,000 ---------------------------------------------------------------------------------- KMC Telecom Holdings, Inc., 0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(1,8) 12,500,000 312,500 25 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- DIVERSIFIED TELECOMMUNICATION SERVICES Continued Level 3 Communications, Inc.: 0%/10.50% Sr. Disc. Nts., 12/1/08(8) $11,900,000 $ 2,320,500 0%/12.875% Sr. Unsec. Disc. Nts., 3/15/10(8) 2,000,000 350,000 ---------------------------------------------------------------------------------- Metromedia Fiber Network, Inc.: 10% Sr. Nts., 12/15/092 [EUR] 2,000,000 98,760 10% Sr. Unsec. Nts., Series B, 11/15/08(2) 4,300,000 64,500 ---------------------------------------------------------------------------------- NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(2,7) 3,000,000 615,000 ---------------------------------------------------------------------------------- Ntelos, Inc., 13% Sr. Nts., 8/15/10(1) 3,500,000 1,417,500 ---------------------------------------------------------------------------------- NTL Communications Corp.: 0%/9.75% Sr. Unsec. Nts., Series B, 4/15/09(2,7,8) [GBP] 15,800,000 6,803,713 0%/11.50% Sr. Nts., 11/15/09(2,7,8) [EUR] 2,750,000 645,026 9.875% Sr. Unsec. Nts., Series B, 11/15/09(2) [EUR] 3,000,000 948,096 ---------------------------------------------------------------------------------- NTL, Inc., 0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(2,7,8) [GBP] 200,000 86,885 -------------------------------------------------------------------------------- Orion Network Systems, Inc., 12.50% Sr. Disc. Nts., 1/15/07 5,310,000 2,634,583 ---------------------------------------------------------------------------------- PanAmSat Corp., 8.50% Sr. Nts., 2/1/12(5) 4,500,000 4,162,500 ---------------------------------------------------------------------------------- Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05(1,2) 4,000,000 300,000 ---------------------------------------------------------------------------------- RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10 543,000 141,180 ---------------------------------------------------------------------------------- Tele1 Europe BV: 11.875% Sr. Nts., 12/1/09 [EUR] 2,000,000 256,776 13% Sr. Unsec. Nts., 5/15/09 [EUR] 3,000,000 429,606 ---------------------------------------------------------------------------------- Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1,2,7) 2,300,000 230 ---------------------------------------------------------------------------------- Time Warner Telecom LLC/Time Warner Telecom, Inc., 9.75% Sr. Nts., 7/15/08 2,000,000 970,000 ---------------------------------------------------------------------------------- Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(1,2,7) 2,925,000 21,938 ---------------------------------------------------------------------------------- XO Communications, Inc.: 0%/9.45% Sr. Unsec. Disc. Nts., 4/15/08(2,7,8) 2,250,000 45,000 0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(2,7,8) 2,000,000 40,000 9.625% Sr. Nts., 10/1/07(2) 5,000,000 150,000 10.75% Sr. Unsec. Nts., 11/15/08(2) 5,500,000 165,000 ------------ 25,903,384 ---------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES--5.3% Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11 2,600,000 741,000 ---------------------------------------------------------------------------------- American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09 7,000,000 1,295,000 ---------------------------------------------------------------------------------- Crown Castle International Corp.: 0%/10.375% Sr. Disc. Nts., 5/15/11(8) 8,400,000 3,906,000 0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(8) 8,790,000 5,933,250 9.50% Sr. Nts., 8/1/11 300,000 190,500 ---------------------------------------------------------------------------------- CTI Holdings SA, 0%/11.50% Sr. Deferred Coupon Nts., 4/15/08(1,2,7,8) 4,650,000 209,250 ---------------------------------------------------------------------------------- Dobson Communications Corp., 10.875% Sr. Unsec. Nts., 7/1/10 500,000 297,500 ---------------------------------------------------------------------------------- IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(8) 1,350,000 182,250 ---------------------------------------------------------------------------------- Leap Wireless International, Inc.: 0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10(8) 4,500,000 247,500 12.50% Sr. Nts., 4/15/10 2,900,000 333,500 26 OPPENHEIMER HIGH YIELD FUND PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- WIRELESS TELECOMMUNICATION SERVICES Continued Microcell Telecommunications, Inc.: 0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(8) [CAD] $ 4,500,000 $ 229,305 0%/12% Sr. Unsec. Disc. Nts., 6/1/09(8) 3,800,000 209,000 ---------------------------------------------------------------------------------- Millicom International Cellular SA, 13.50% Sr. Disc. Nts., 6/1/06 1,160,000 411,800 ---------------------------------------------------------------------------------- Nextel Communications, Inc.: 0%/9.95% Sr. Disc. Nts., 2/15/08(8) 5,200,000 2,509,000 0%/10.65% Sr. Disc. Nts., 9/15/07(8) 4,000,000 2,190,000 12% Sr. Unsec. Nts., 11/1/08 2,000,000 1,105,000 ---------------------------------------------------------------------------------- Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10 1,000,000 402,500 ---------------------------------------------------------------------------------- Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(5) 8,865,000 8,909,325 ---------------------------------------------------------------------------------- Orbcomm Global LP (Escrow), 8/15/04 3,775,000 -- ---------------------------------------------------------------------------------- Polska Telefoniz Cyfrowa International Financial II SA, 11.25% Sr. Sub. Nts., 12/1/09 [EUR] 2,750,000 2,790,587 ---------------------------------------------------------------------------------- Price Communications Wireless, Inc.: 9.125% Sr. Sec. Nts., Series B, 12/15/06 1,500,000 1,569,375 11.75% Sr. Sub. Nts., 7/15/07 4,225,000 4,473,219 ---------------------------------------------------------------------------------- Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07 [CAD] 3,030,000 1,847,804 ---------------------------------------------------------------------------------- Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08 2,400,000 1,116,000 ---------------------------------------------------------------------------------- SBA Communications Corp.: 0%/12% Sr. Unsec. Disc. Nts., 3/1/08(8) 15,820,000 8,938,300 10.25% Sr. Unsec. Nts., 2/1/09 3,500,000 2,117,500 ---------------------------------------------------------------------------------- TeleCorp PCS, Inc.: 0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(8) 2,460,000 1,881,900 10.625% Sr. Unsec. Sub. Nts., 7/15/10 2,998,000 2,818,120 ---------------------------------------------------------------------------------- Tritel PCS, Inc.: 0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(8) 2,221,000 1,754,590 10.375% Sr. Sub. Nts., 1/15/11 4,159,000 3,805,485 ---------------------------------------------------------------------------------- Triton PCS, Inc.: 8.75% Sr. Unsec. Sub. Nts., 11/15/11 500,000 310,000 9.375% Sr. Unsec. Sub. Nts., 2/1/11 1,000,000 645,000 ---------------------------------------------------------------------------------- US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09(8) 5,850,000 1,433,250 ---------------------------------------------------------------------------------- VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09 7,230,000 6,976,950 ------------ 71,779,760 ---------------------------------------------------------------------------------- UTILITIES--3.5% ---------------------------------------------------------------------------------- ELECTRIC UTILITIES--3.1% AES Corp. (The): 8.375% Sr. Unsec. Unsub. Nts., 3/1/11 [GBP] 2,500,000 2,476,988 8.75% Sr. Unsec. Unsub. Nts., 6/15/08 2,000,000 1,290,000 8.875% Sr. Unsec. Nts., 2/15/11 3,600,000 2,250,000 ---------------------------------------------------------------------------------- AES Drax Holdings Ltd., 10.41% Sr. Sec. Sub. Nts., Series B, 12/31/20 6,000,000 5,070,000 ---------------------------------------------------------------------------------- Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09 1,000,000 1,025,000 ---------------------------------------------------------------------------------- Calpine Corp., 8.50% Sr. Unsec. Nts., 2/15/11 18,600,000 12,555,000 ---------------------------------------------------------------------------------- CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07 3,800,000 2,853,196 ---------------------------------------------------------------------------------- Edison Mission Energy: 9.875% Sr. Unsec. Nts., 4/15/11 800,000 793,374 10% Sr. Unsec. Nts., 8/15/08 4,025,000 4,010,289 27 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued PRINCIPAL MARKET VALUE AMOUNT SEE NOTE 1 ---------------------------------------------------------------------------------- Electric Utilities Continued Empresa Electrica del Norte Grande SA, 10.50% Sr. Debs., 6/15/05(1) $ 2,800,000 $ 903,000 ---------------------------------------------------------------------------------- Messer Griesheim Holding AG, 10.375% Sr. Nts., 6/1/11 [EUR] 2,500,000 2,672,692 ---------------------------------------------------------------------------------- Mission Energy Holding Co., 13.50% Sr. Sec. Nts., 7/15/08 1,000,000 1,010,000 ---------------------------------------------------------------------------------- Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(5) 92,793 91,401 ---------------------------------------------------------------------------------- Western Resources, Inc., 9.75% Sr. Unsec. Nts., 5/15/07(5) 5,000,000 4,794,750 ------------ 41,795,690 ---------------------------------------------------------------------------------- GAS UTILITIES--0.3% AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 8.875% Sr. Unsec. Nts., 5/20/11 2,600,000 2,717,000 ---------------------------------------------------------------------------------- El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts., Series B, 6/1/11 1,500,000 1,500,000 ------------ 4,217,000 ---------------------------------------------------------------------------------- MULTI-UTILITIES--0.1% Dynegy Holdings, Inc., 8.75% Sr. Nts., 2/15/12 1,000,000 746,296 ------------- Total Corporate Bonds and Notes (Cost $1,417,758,904) 1,140,876,366 Shares ---------------------------------------------------------------------------------- PREFERRED STOCKS--2.1% ---------------------------------------------------------------------------------- AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg, 12/1/08(1,10) 106,678 1,067 ---------------------------------------------------------------------------------- Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1,7) 140,000 4,935,000 ---------------------------------------------------------------------------------- Dobson Communications Corp.: 12.25% Sr. Exchangeable, Non-Vtg.(10) 9,757 4,317,472 13% Sr. Exchangeable, Non-Vtg.(10) 12,257 5,791,444 ---------------------------------------------------------------------------------- e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(1,7,10) 3,738 374 ---------------------------------------------------------------------------------- Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(7) 28,000 679,000 ---------------------------------------------------------------------------------- Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(1) 225,660 60,928 ---------------------------------------------------------------------------------- Global Crossing Holdings Ltd., 10.50% Sr. Exchangeable, Non-Vtg.(1,10) 28,943 -- ---------------------------------------------------------------------------------- ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1,7,10) 1 -- ---------------------------------------------------------------------------------- McLeodUSA, Inc., 2.50% Cv., Series A(7) 6,516 24,435 ---------------------------------------------------------------------------------- Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(1,7,10) 96,993 -- ---------------------------------------------------------------------------------- Nextel Communications, Inc., 13% Cum., Series D, Non-Vtg.(10) 1 29 ---------------------------------------------------------------------------------- Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series A(1,7,10) 107,881 431,524 ---------------------------------------------------------------------------------- Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(10) 663 5,187,975 ---------------------------------------------------------------------------------- PRIMEDIA, Inc., 8.625% Exchangeable, Series H, Non-Vtg. 55,700 1,684,925 ---------------------------------------------------------------------------------- Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg.(10) 9,153 1,761,952 ---------------------------------------------------------------------------------- Sovereign Real Estate Investment Trust, 12% Non-Cum., Series A(1) 26,250 2,933,438 ------------- Total Preferred Stocks (Cost $72,930,299) 27,809,563 28 OPPENHEIMER HIGH YIELD FUND MARKET VALUE SHARES SEE NOTE 1 ---------------------------------------------------------------------------------- COMMON STOCKS--0.5% ---------------------------------------------------------------------------------- Adelphia Business Solutions, Inc.(7) 6,605 $ 66 ---------------------------------------------------------------------------------- Aurora Foods, Inc.(1,7) 11,809 9,506 ---------------------------------------------------------------------------------- Chesapeake Energy Corp.(7) 620,000 4,464,000 ---------------------------------------------------------------------------------- Covad Communications Group, Inc.(7) 132,227 156,028 ---------------------------------------------------------------------------------- Grove Investors, Inc.(7) 26,666 -- ---------------------------------------------------------------------------------- Horizon Natural Resources Co.(1,7) 93,333 1,026,663 ---------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd.(7) 168,429 311,594 ---------------------------------------------------------------------------------- Orbital Sciences Corp.(7) 19,224 153,215 ---------------------------------------------------------------------------------- Pioneer Cos., Inc.(1,7) 63,991 117,104 ---------------------------------------------------------------------------------- Pope, Evans & Robbins, Inc.(1,7) 1,688,400 -- ---------------------------------------------------------------------------------- Resorts International, Inc.(1,7) 187,188 -- ---------------------------------------------------------------------------------- Siena Holdings, Inc.(1,7) 250,240 305,292 ---------------------------------------------------------------------------------- TVMAX Holdings, Inc.(1,7) 30,000 570,000 ---------------------------------------------------------------------------------- WRC Media Corp.(1,7) 9,471 95 ------------- Total Common Stocks (Cost $19,712,785) 7,113,563 UNITS ---------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES--0.1% ---------------------------------------------------------------------------------- CellNet Data Systems, Inc. Wts., Exp. 10/1/07(1,7) 3,407 34 ---------------------------------------------------------------------------------- Charles River Laboratories International, Inc. Wts., Exp. 10/1/09(1,7) 3,000 555,000 ---------------------------------------------------------------------------------- Chesapeake Energy Corp. Wts.: Exp. 1/23/03(1,7) 80,081 -- Exp. 1/23/03(1,7) 57,200 -- Exp. 9/1/04(1,7) 168,000 -- Exp. 5/1/05(1,7) 118,003 -- ---------------------------------------------------------------------------------- COLO.com, Inc. Wts., Exp. 3/15/10(1,7) 2,000 20 ---------------------------------------------------------------------------------- Concentric Network Corp. Wts., Exp. 12/15/07(1,7) 3,330 33 ---------------------------------------------------------------------------------- Covergent Communications, Inc. Wts., Exp. 4/1/08(1,7) 8,200 82 ---------------------------------------------------------------------------------- Decrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08(1,7) 4,000 -- ---------------------------------------------------------------------------------- Diva Systems Corp. Wts., Exp. 3/1/08(1,7) 7,500 75 ---------------------------------------------------------------------------------- e.spire Communications, Inc. Wts., Exp. 11/1/05(1,7) 2,575 26 ---------------------------------------------------------------------------------- Equinix, Inc. Wts., Exp. 12/1/07(1,7) 5,250 52 ---------------------------------------------------------------------------------- Golden State Bancorp, Inc. Litigation Wts., 12/31/49(7) 107,699 117,403 ---------------------------------------------------------------------------------- Grove Investors, Inc., Tranche A Wts., Exp. 9/14/08(7) 7,407 -- ---------------------------------------------------------------------------------- Grove Investors, Inc., Tranche B Wts., Exp. 9/14/08(7) 7,407 -- ---------------------------------------------------------------------------------- Health Facilities Holdings, Inc. Wts., Exp. 9/27/09(1,7) 1,445 145 ---------------------------------------------------------------------------------- Horizon PCS, Inc. Wts., Exp. 10/1/10(1,7) 6,300 315 ---------------------------------------------------------------------------------- ICG Communications, Inc. Wts., Exp. 9/15/05(1,7) 50,820 508 ---------------------------------------------------------------------------------- ICO Global Communication Holdings Ltd. Wts.: Exp. 5/16/06(7) 42,243 634 Exp. 5/16/06(1,7) 63 1 ---------------------------------------------------------------------------------- In-Flight Phone Corp. Wts., Exp. 8/31/02(1,7) 6,000 -- 29 OPPENHEIMER HIGH YIELD FUND STATEMENT OF INVESTMENTS Continued MARKET VALUE UNITS SEE NOTE 1 ---------------------------------------------------------------------------------- RIGHTS, WARRANTS AND CERTIFICATES Continued ---------------------------------------------------------------------------------- Insilco Corp. Wts., Exp. 8/15/07(1,7) 7,055 $ 71 ---------------------------------------------------------------------------------- International Utility Structures, Inc. Wts., Exp. 2/1/03(7) 560 -- ---------------------------------------------------------------------------------- Internet Commerce & Communications, Inc. Wts., Exp. 7/3/03(5,7) 24,520 -- ---------------------------------------------------------------------------------- IPCS, Inc. Wts., Exp. 6/15/10(1,7) 3,750 1,406 ---------------------------------------------------------------------------------- KMC Telecom Holdings, Inc. Wts., Exp. 4/15/08(1,7) 12,340 617 ---------------------------------------------------------------------------------- Leap Wireless International, Inc. Wts., Exp. 4/15/10(1,7) 3,500 2,188 ---------------------------------------------------------------------------------- Long Distance International, Inc. Wts., Exp. 4/13/08(1,7) 2,800 -- ---------------------------------------------------------------------------------- Loral Space & Communications Ltd. Wts., Exp. 1/15/07(1,7) 3,910 39 ---------------------------------------------------------------------------------- McLeodUSA, Inc. Wts., Exp. 4/16/07(1,7) 14,440 144 ---------------------------------------------------------------------------------- Millenium Seacarriers, Inc. Wts., Exp. 7/15/05(1,7) 6,400 64 ---------------------------------------------------------------------------------- Ntelos, Inc. Wts., Exp. 8/15/10(1,7) 5,000 21,250 ---------------------------------------------------------------------------------- Pathmark Stores, Inc. Wts., Exp. 9/19/10(7) 100,000 505,000 ---------------------------------------------------------------------------------- PLD Telekom, Inc., 9% Cv. Sub. Nts. Wts., Exp. 3/31/03 (cv. into Metromedia International Group, Inc.)(1,7) 630 6 ---------------------------------------------------------------------------------- Protection One, Inc. Wts.: Exp. 11/1/03(1,7) 182,000 -- Exp. 6/30/05(1,7) 49,120 -- ---------------------------------------------------------------------------------- Republic Technologies International LLC Wts., Exp. 7/15/09(1,7) 1,200 12 ---------------------------------------------------------------------------------- Telergy, Inc. Wts., Exp. 9/25/10(1,7) 8,078 81 ------------ Total Rights, Warrants and Certificates (Cost $2,533,686) 1,205,206 PRINCIPAL AMOUNT ---------------------------------------------------------------------------------- REPURCHASE AGREEMENTS--6.2% ---------------------------------------------------------------------------------- Repurchase agreement with PaineWebber, Inc., 1.93%, dated 6/28/02, to be repurchased at $83,819,479 on 7/1/02, collateralized by Federal Home Loan Mortgage Corp., 6%--6.50%, 12/1/27--2/1/32, with a value of $27,240,212 and Federal National Mortgage Assn., 5.50%--6%, 5/1/32, with a value of $58,442,424 (Cost $83,806,000) $83,806,000 83,806,000 ---------------------------------------------------------------------------------- TOTAL INVESTMENTS, AT VALUE (COST $1,855,023,257) 111.9% 1,505,987,941 ---------------------------------------------------------------------------------- LIABILITIES IN EXCESS OF OTHER ASSETS (11.9) (160,719,387) --------------------------- NET ASSETS 100.0% $1,345,268,554 =========================== 30 OPPENHEIMER HIGH YIELD FUND FOOTNOTES TO STATEMENT OF INVESTMENTS Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies: CAD Canadian Dollar EUR Euro GBP British Pound Sterling 1. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements. 2. Issuer is in default. 3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. 4. When-issued security to be delivered and settled after June 30, 2002. 5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $216,220,963 or 16.07% of the Fund's net assets as of June 30, 2002. 6. Represents the current interest rate for a variable or increasing rate security. 7. Non-income producing security. 8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date. 9. Securities with an aggregate market value of $4,220,940 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements. 10. Interest or dividend is paid-in-kind. 11. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal. 12. Zero coupon bond reflects effective yield on the date of purchase. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 31 OPPENHEIMER HIGH YIELD FUND STATEMENT OF ASSETS AND LIABILITIES June 30, 2002 ----------------------------------------------------------------------------------- ASSETS ----------------------------------------------------------------------------------- Investments, at value (cost $1,855,023,257) -- see accompanying statement $1,505,987,941 ----------------------------------------------------------------------------------- Receivables and other assets: Interest, dividends and principal paydowns 30,243,041 Investments sold 17,072,919 Shares of beneficial interest sold 1,379,718 Other 6,483 --------------- Total assets 1,554,690,102 ----------------------------------------------------------------------------------- LIABILITIES ----------------------------------------------------------------------------------- Bank overdraft 492,008 ----------------------------------------------------------------------------------- Payables and other liabilities: Investments purchased (including $190,075,869 purchased on a when-issued basis) 196,429,963 Shares of beneficial interest redeemed 6,485,725 Dividends 4,432,092 Distribution and service plan fees 872,975 Transfer and shareholder servicing agent fees 294,432 Shareholder reports 233,744 Closed foreign currency contracts 110,491 Daily variation on futures contracts 14,687 Trustees' compensation 1,193 Other 54,238 --------------- Total liabilities 209,421,548 ----------------------------------------------------------------------------------- NET ASSETS $1,345,268,554 ----------------------------------------------------------------------------------- ----------------------------------------------------------------------------------- COMPOSITION OF NET ASSETS ----------------------------------------------------------------------------------- Par value of shares of beneficial interest $ 156,626 ----------------------------------------------------------------------------------- Additional paid-in capital 2,180,196,354 ----------------------------------------------------------------------------------- Overdistributed net investment income (24,147,884) ----------------------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (462,005,952) ----------------------------------------------------------------------------------- Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies (348,930,590) --------------- NET ASSETS $1,345,268,554 =============== 32 OPPENHEIMER HIGH YIELD FUND -------------------------------------------------------------------------------- NET ASSET VALUE PER SHARE -------------------------------------------------------------------------------- Class A Shares: Net asset value and redemption price per share (based on net assets of $858,834,088 and 99,629,798 shares of beneficial interest outstanding) $8.62 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price) $9.05 -------------------------------------------------------------------------------- Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $338,654,269 and 39,792,740 shares of beneficial interest outstanding) $8.51 -------------------------------------------------------------------------------- Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,884,254 and 12,425,524 shares of beneficial interest outstanding) $8.60 -------------------------------------------------------------------------------- Class N Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,396,254 and 277,762 shares of beneficial interest outstanding) $8.63 -------------------------------------------------------------------------------- Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $38,499,689 and 4,500,208 shares of beneficial interest outstanding) $8.56 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 33 OPPENHEIMER HIGH YIELD FUND STATEMENT OF OPERATIONS For the Year Ended June 30, 2002 ----------------------------------------------------------------------------------- INVESTMENT INCOME ----------------------------------------------------------------------------------- Interest $ 151,957,738 ----------------------------------------------------------------------------------- Dividends 5,822,950 ------------- Total investment income 157,780,688 ----------------------------------------------------------------------------------- EXPENSES ----------------------------------------------------------------------------------- Management fees 9,168,198 ----------------------------------------------------------------------------------- Distribution and service plan fees: Class A 2,269,856 Class B 3,669,884 Class C 1,048,358 Class N 3,827 ----------------------------------------------------------------------------------- Transfer and shareholder servicing agent fees: Class A 1,736,326 Class B 671,008 Class C 193,251 Class N 1,565 Class Y 146,218 ----------------------------------------------------------------------------------- Shareholder reports 507,622 ----------------------------------------------------------------------------------- Custodian fees and expenses 65,835 ----------------------------------------------------------------------------------- Trustees' compensation 16,822 ----------------------------------------------------------------------------------- Other 138,771 ------------- Total expenses 19,637,541 Less reduction to custodian expenses (47,778) Less voluntary waiver of transfer and shareholder servicing agent fees -- Class Y (13,394) ------------- Net expenses 19,576,369 ----------------------------------------------------------------------------------- NET INVESTMENT INCOME 138,204,319 ----------------------------------------------------------------------------------- REALIZED AND UNREALIZED GAIN (LOSS) ----------------------------------------------------------------------------------- Net realized gain (loss) on: Investments (236,429,129) Closing of futures contracts 3,148,771 Foreign currency transactions (6,347,856) ------------- Net realized loss (239,628,214) ----------------------------------------------------------------------------------- Net change in unrealized appreciation on: Investments 2,646,029 Translation of assets and liabilities denominated in foreign currencies 13,520,252 ------------- Net change 16,166,281 ------------- Net realized and unrealized loss (223,461,933) ----------------------------------------------------------------------------------- NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS $ (85,257,614) ============= SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 34 OPPENHEIMER HIGH YIELD FUND STATEMENTS OF CHANGES IN NET ASSETS YEAR ENDED JUNE 30, 2002 2001 ----------------------------------------------------------------------------------- OPERATIONS ----------------------------------------------------------------------------------- Net investment income $ 138,204,319 $ 166,198,456 ----------------------------------------------------------------------------------- Net realized loss (239,628,214) (61,040,256) ----------------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) 16,166,281 (167,658,648) -------------- -------------- Net decrease in net assets resulting from operations (85,257,614) (62,500,448) ----------------------------------------------------------------------------------- DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS ----------------------------------------------------------------------------------- Dividends from net investment income: Class A (101,394,648) (120,244,822) Class B (36,957,099) (44,557,703) Class C (10,335,220) (8,930,958) Class N (76,799) (1,796) Class Y (4,883,736) (6,543,986) ----------------------------------------------------------------------------------- Tax return of capital distribution: Class A (4,577,105) -- Class B (1,771,144) -- Class C (506,445) -- Class N (3,537) -- Class Y (215,027) -- ----------------------------------------------------------------------------------- BENEFICIAL INTEREST TRANSACTIONS ----------------------------------------------------------------------------------- Net increase (decrease) in net assets resulting from beneficial interest transactions: Class A 54,738,010 54,048,518 Class B 14,521,674 (3,591,501) Class C 34,190,823 21,532,450 Class N 2,454,211 150,073 Class Y (13,978,113) 15,044,636 ----------------------------------------------------------------------------------- NET ASSETS ----------------------------------------------------------------------------------- Total decrease (154,051,769) (155,595,537) ----------------------------------------------------------------------------------- Beginning of period 1,499,320,323 1,654,915,860 -------------- -------------- End of period (including overdistributed net investment income of $24,147,884 and $6,028,316, respectively) $1,345,268,554 $1,499,320,323 ============== ============== SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 35 OPPENHEIMER HIGH YIELD FUND FINANCIAL HIGHLIGHTS CLASS A YEAR ENDED JUNE 30, 2002 2001 2000 1999 1998 ------------------------------------------------------------------------------------------------------ PER SHARE OPERATING DATA ------------------------------------------------------------------------------------------------------ Net asset value, beginning of period $10.20 $11.89 $13.06 $14.44 $13.98 ------------------------------------------------------------------------------------------------------ Income (loss) from investment operations: Net investment income .92 1.18 1.26 1.26 1.24 Net realized and unrealized gain (loss) (1.44) (1.59) (1.18) (1.39) .43 ------------------------------------------------------------- Total from investment operations (.52) (.41) .08 (.13) 1.67 ------------------------------------------------------------------------------------------------------ Dividends and/or distributions to shareholders: Dividends from net investment income (1.01) (1.28) (1.25) (1.25) (1.21) Tax return of capital distribution (.05) -- -- -- -- ------------------------------------------------------------- Total dividends and/or distributions to shareholders (1.06) (1.28) (1.25) (1.25) (1.21) ------------------------------------------------------------------------------------------------------ Net asset value, end of period $ 8.62 $10.20 $11.89 $13.06 $14.44 ============================================================= ------------------------------------------------------------------------------------------------------ TOTAL RETURN, AT NET ASSET VALUE(1) (5.47)% (3.69)% 0.71% (0.71)% 12.34% ------------------------------------------------------------------------------------------------------ ------------------------------------------------------------------------------------------------------ RATIOS/SUPPLEMENTAL DATA ------------------------------------------------------------------------------------------------------ Net assets, end of period (in thousands) $858,834 $ 962,017 $1,065,220 $1,027,730 $1,257,100 ------------------------------------------------------------------------------------------------------ Average net assets (in thousands) $948,097 $1,038,442 $1,125,834 $1,198,756 $1,226,580 ------------------------------------------------------------------------------------------------------ Ratios to average net assets:(2) Net investment income 9.68% 10.66% 10.12% 9.40% 8.64% Expenses 1.10% 1.00% 1.02% 0.99% 1.00%(3) ------------------------------------------------------------------------------------------------------ Portfolio turnover rate 47% 33% 24% 43% 117% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 36 OPPENHEIMER HIGH YIELD FUND CLASS B YEAR ENDED JUNE 30, 2002 2001 2000 1999 1998 --------------------------------------------------------------------------------------------- PER SHARE OPERATING DATA --------------------------------------------------------------------------------------------- Net asset value, beginning of period $10.09 $11.77 $12.95 $14.33 $13.88 --------------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .84 1.10 1.15 1.14 1.11 Net realized and unrealized gain (loss) (1.43) (1.58) (1.18) (1.38) .44 ------------------------------------------------------ Total from investment operations (.59) (.48) (.03) (.24) 1.55 ------------------------------------------------------ Dividends and/or distributions to shareholders: Dividends from net investment income (.94) (1.20) (1.15) (1.14) (1.10) Tax return of capital distribution (.05) -- -- -- -- ------------------------------------------------------ Total dividends and/or distributions to shareholders (.99) (1.20) (1.15) (1.14) (1.10) --------------------------------------------------------------------------------------------- Net asset value, end of period $ 8.51 $10.09 $11.77 $12.95 $14.33 ====================================================== --------------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE(1) (6.23)% (4.37)% (0.13)% (1.48)% 11.50% --------------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA --------------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $338,654 $386,309 $453,375 $580,468 $527,516 --------------------------------------------------------------------------------------------- Average net assets (in thousands) $366,869 $414,648 $509,815 $544,925 $464,492 --------------------------------------------------------------------------------------------- Ratios to average net assets:(2) Net investment income 8.93% 9.91% 9.35% 8.61% 7.86% Expenses 1.86% 1.76% 1.79% 1.78% 1.79%(3) --------------------------------------------------------------------------------------------- Portfolio turnover rate 47% 33% 24% 43% 117% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 37 OPPENHEIMER HIGH YIELD FUND FINANCIAL HIGHLIGHTS Continued CLASS C YEAR ENDED JUNE 30, 2002 2001 2000 1999 1998 ----------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ----------------------------------------------------------------------------------------- Net asset value, beginning of period $10.18 $11.87 $13.04 $14.42 $13.97 ----------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .86 1.11 1.16 1.15 1.22 Net realized and unrealized gain (loss) (1.45) (1.60) (1.18) (1.39) .33 -------------------------------------------------- Total from investment operations (.59) (.49) (.02) (.24) 1.55 ----------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.94) (1.20) (1.15) (1.14) (1.10) Tax return of capital distribution (.05) -- -- -- -- -------------------------------------------------- Total dividends and/or distributions to shareholders (.99) (1.20) (1.15) (1.14) (1.10) ----------------------------------------------------------------------------------------- Net asset value, end of period $8.60 $10.18 $11.87 $13.04 $14.42 ================================================== ----------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE(1) (6.08)% (4.43)% (0.06)% (1.49)% 11.42% ----------------------------------------------------------------------------------------- ----------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ----------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $106,884 $90,603 $82,204 $93,607 $65,506 ----------------------------------------------------------------------------------------- Average net assets (in thousands) $104,882 $83,776 $87,141 $79,889 $48,077 ----------------------------------------------------------------------------------------- Ratios to average net assets:(2) Net investment income 8.75% 9.90% 9.35% 8.60% 7.87% Expenses 1.86% 1.76% 1.79% 1.78% 1.78%(3) ----------------------------------------------------------------------------------------- Portfolio turnover rate 47% 33% 24% 43% 117% 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 38 OPPENHEIMER HIGH YIELD FUND CLASS N YEAR ENDED JUNE 30, 2002 2001(1) --------------------------------------------------------------------------------------- PER SHARE OPERATING DATA --------------------------------------------------------------------------------------- Net asset value, beginning of period $10.20 $11.33 --------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .96 .41 Net realized and unrealized loss (1.48) (1.13) -------------------- Total from investment operations (.52) (.72) --------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (1.00) (.41) Tax return of capital distribution (.05) -- -------------------- Total dividends and/or distributions to shareholders (1.05) (.41) --------------------------------------------------------------------------------------- Net asset value, end of period $ 8.63 $10.20 ==================== --------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE(2) (5.53)% (6.43)% --------------------------------------------------------------------------------------- --------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA --------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $2,396 $146 --------------------------------------------------------------------------------------- Average net assets (in thousands) $ 799 $ 46 --------------------------------------------------------------------------------------- Ratios to average net assets:(3) Net investment income 8.41% 11.47% Expenses 1.35% 1.04% --------------------------------------------------------------------------------------- Portfolio turnover rate 47% 33% 1. For the period from March 1, 2001 (inception of offering) to June 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 39 OPPENHEIMER HIGH YIELD FUND FINANCIAL HIGHLIGHTS Continued CLASS Y YEAR ENDED JUNE 30, 2002 2001 2000 1999 1998(1) ----------------------------------------------------------------------------------------- PER SHARE OPERATING DATA ----------------------------------------------------------------------------------------- Net asset value, beginning of period $10.14 $11.82 $13.02 $14.42 $14.48 ----------------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income .90 1.20 1.27 1.28 .90 Net realized and unrealized loss (1.41) (1.59) (1.18) (1.39) (.08) -------------------------------------------------- Total from investment operations (.51) (.39) .09 (.11) .82 ----------------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (1.02) (1.29) (1.29) (1.29) (.88) Tax return of capital distribution (.05) -- -- -- -- -------------------------------------------------- Total dividends and/or distributions to shareholders (1.07) (1.29) (1.29) (1.29) (.88) ----------------------------------------------------------------------------------------- Net asset value, end of period $ 8.56 $10.14 $11.82 $13.02 $14.42 ================================================== ----------------------------------------------------------------------------------------- TOTAL RETURN, AT NET ASSET VALUE(2) (5.37)% (3.57)% 0.85% (0.54)% 5.81% ----------------------------------------------------------------------------------------- ----------------------------------------------------------------------------------------- RATIOS/SUPPLEMENTAL DATA ----------------------------------------------------------------------------------------- Net assets, end of period (in thousands) $38,500 $60,244 $54,117 $52,993 $11,254 ----------------------------------------------------------------------------------------- Average net assets (in thousands) $44,583 $56,669 $54,022 $34,043 $ 5,562 ----------------------------------------------------------------------------------------- Ratios to average net assets:(3) Net investment income 9.88% 10.72% 10.30% 9.73% 9.14% Expenses 1.01% 0.94% 0.86% 0.76% 0.81%(4) Expenses, net of reduction to custodian expenses and/or voluntary waiver of transfer agent fees 0.98% N/A N/A N/A N/A ----------------------------------------------------------------------------------------- Portfolio turnover rate 47% 33% 24% 43% 117% 1. For the period from October 15, 1997 (inception of offering) to June 30, 1998. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. 40 OPPENHEIMER HIGH YIELD FUND NOTES TO FINANCIAL STATEMENTS ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment Manager, OppenheimerFunds, Inc. (the Manager), believes do not involve undue risk. The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund. -------------------------------------------------------------------------------- SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value). -------------------------------------------------------------------------------- SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net 41 OPPENHEIMER HIGH YIELD FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES Continued asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 2002, the Fund had entered into net outstanding when-issued commitments of $190,075,869. In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income. Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools. -------------------------------------------------------------------------------- SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2002, securities with an aggregate market value of $51,400,285, representing 3.82% of the Fund's net assets, were in default. -------------------------------------------------------------------------------- FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations. -------------------------------------------------------------------------------- JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest 42 OPPENHEIMER HIGH YIELD FUND and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. -------------------------------------------------------------------------------- ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class. -------------------------------------------------------------------------------- FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2002, the Fund had approximately $180,669,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011. Additionally, the Fund had approximately $4,559,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire. As of June 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows: EXPIRING

2003 $ 14,430,060 2004 25,763,959 2007 30,649,297 2008 35,734,504 2009 57,513,604 2010 101,344,550 ------------ Total $265,435,974 ============ -------------------------------------------------------------------------------- DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. -------------------------------------------------------------------------------- CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. 43 OPPENHEIMER HIGH YIELD FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 1. SIGNIFICANT ACCOUNTING POLICIES Continued The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $7,073,258, a decrease in overdistributed net investment income of $4,396,873, and a decrease in accumulated net realized loss on investments of $2,676,385. Net assets of the Fund were unaffected by the reclassifications. The tax character of distributions paid during the years ended June 30, 2002 and June 30, 2001 was as follows: YEAR ENDED YEAR ENDED JUNE 30, 2002 JUNE 30, 2001 --------------------------------------------------------------- Distributions paid from: Ordinary income $153,647,502 $180,279,265 Long-term capital gain -- -- Return of capital 7,073,258 -- ------------ ------------ Total $160,720,760 $180,279,265 ============ ============ As of June 30, 2002, the components of distributable earnings on a tax basis were as follows: Overdistributed net investment income $ (24,147,884) Accumulated net realized loss (462,005,952) Net unrealized depreciation (348,930,590) ------------- Total $(835,084,426) ============= -------------------------------------------------------------------------------- INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. -------------------------------------------------------------------------------- SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 44 OPPENHEIMER HIGH YIELD FUND ================================================================================ 2. SHARES OF BENEFICIAL INTEREST The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows: YEAR ENDED JUNE 30, 2002 YEAR ENDED JUNE 30, 2001(1) SHARES AMOUNT SHARES AMOUNT ------------------------------------------------------------------------------------- CLASS A Sold 42,526,196 $ 406,250,339 43,576,328 $ 485,484,192 Dividends and/or distributions reinvested 6,951,479 65,557,494 6,713,173 74,113,660 Redeemed (44,134,903) (417,069,823) (45,628,511) (505,549,334) ---------------------------------------------------------- Net increase 5,342,772 $ 54,738,010 4,660,990 $ 54,048,518 ========================================================== ------------------------------------------------------------------------------------- CLASS B Sold 15,236,234 $ 143,002,651 14,576,129 $ 160,353,568 Dividends and/or distributions reinvested 2,013,383 18,759,803 1,949,566 21,294,257 Redeemed (15,749,942) (147,240,780) (16,763,829) (185,239,326) ---------------------------------------------------------- Net increase (decrease) 1,499,675 $ 14,521,674 (238,134) $ (3,591,501) ========================================================== ------------------------------------------------------------------------------------- CLASS C Sold 7,010,586 $ 66,575,193 4,633,932 $ 51,296,148 Dividends and/or distributions reinvested 654,757 6,145,793 448,038 4,925,282 Redeemed (4,136,144) (38,530,163) (3,113,835) (34,688,980) ---------------------------------------------------------- Net increase 3,529,199 $ 34,190,823 1,968,135 $ 21,532,450 ========================================================== ------------------------------------------------------------------------------------- CLASS N Sold 280,479 $ 2,616,742 14,184 $ 148,278 Dividends and/or distributions reinvested 8,704 77,683 172 1,796 Redeemed (25,777) (240,214) -- (1) ---------------------------------------------------------- Net increase 263,406 $ 2,454,211 14,356 $ 150,073 ========================================================== ------------------------------------------------------------------------------------- CLASS Y Sold 2,239,510 $ 21,062,673 3,240,677 $ 35,363,797 Dividends and/or distributions reinvested 528,642 4,975,877 601,983 6,597,593 Redeemed (4,211,682) (40,016,663) (2,478,700) (26,916,754) ---------------------------------------------------------- Net increase (decrease) (1,443,530) $ (13,978,113) 1,363,960 $ 15,044,636 ========================================================== 1. For the year ended June 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for Class N shares. 45 OPPENHEIMER HIGH YIELD FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 3. PURCHASES AND SALES OF SECURITIES The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2002, were $729,643,965 and $707,306,410, respectively. As of June 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,866,622,921 was composed of: Gross unrealized appreciation $ 22,870,080 Gross unrealized depreciation (383,505,060)

Net unrealized depreciation $(360,634,980) ============= The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts. ================================================================================ 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended June 30, 2002 was an annualized rate of 0.63%. -------------------------------------------------------------------------------- TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. 46 OPPENHEIMER HIGH YIELD FUND The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated. AGGREGATE CLASS A CONCESSIONS CONCESSIONS CONCESSIONS CONCESSIONS FRONT-END FRONT-END ON CLASS A ON CLASS B ON CLASS C ON CLASS N SALES CHARGES SALES CHARGES SHARES SHARES SHARES SHARES YEAR ON CLASS A RETAINED BY ADVANCED BY ADVANCED BY ADVANCED BY ADVANCED BY ENDED SHARES DISTRIBUTOR DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) ---------------------------------------------------------------------------------------------------- June 30, 2002 $1,987,927 $577,531 $162,172 $2,840,477 $412,210 $20,507 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. CLASS A CLASS B CLASS C CLASS N CONTINGENT CONTINGENT CONTINGENT CONTINGENT DEFERRED DEFERRED DEFERRED DEFERRED SALES CHARGES SALES CHARGES SALES CHARGES SALES CHARGES YEAR RETAINED BY RETAINED BY RETAINED BY RETAINED BY ENDED DISTRIBUTOR DISTRIBUTOR DISTRIBUTOR DISTRIBUTOR -------------------------------------------------------------------------------- June 30, 2002 $15,944 $988,706 $33,980 $33 -------------------------------------------------------------------------------- SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended June 30, 2002, payments under the Class A Plan totaled $2,269,856, all of which were paid by the Distributor to recipients, and included $72,769 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. -------------------------------------------------------------------------------- DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. Distribution fees paid to the Distributor for the year ended June 30, 2002, were as follows: DISTRIBUTOR'S DISTRIBUTOR'S AGGREGATE AGGREGATE UNREIMBURSED UNREIMBURSED EXPENSES AS % TOTAL PAYMENTS AMOUNT RETAINED EXPENSES OF NET ASSETS UNDER PLAN BY DISTRIBUTOR UNDER PLAN OF CLASS -------------------------------------------------------------------------------- Class B Plan $3,669,884 $2,923,779 $16,580,521 4.90% Class C Plan 1,048,358 334,102 2,658,111 2.49 Class N Plan 3,827 3,827 48,806 2.04 47 OPPENHEIMER HIGH YIELD FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 5. FOREIGN CURRENCY CONTRACTS A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation. The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations. ================================================================================ 6. FUTURES CONTRACTS A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts. The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. 48 OPPENHEIMER HIGH YIELD FUND Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of June 30, 2002, the Fund had outstanding futures contracts as follows: UNREALIZED EXPIRATION NUMBER OF VALUATION AS OF APPRECIATION CONTRACT DESCRIPTION DATES CONTRACTS JUNE 30, 2002 (DEPRECIATION) ------------------------------------------------------------------------------------- CONTRACTS TO PURCHASE U.S. Long Bonds 9/19/02 20 $ 2,055,625 $(23,750) U.S. Treasury Nts., 10 yr. 9/19/02 130 13,940,469 108,672 -------- $ 84,922 ======== ================================================================================ 7. ILLIQUID OR RESTRICTED SECURITIES As of June 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2002 was $50,196,308, which represents 3.73% of the Fund's net assets, of which $9,506 is considered restricted. Information concerning restricted securities is as follows: VALUATION AS OF UNREALIZED SECURITY ACQUISITION DATE COST JUNE 30, 2002 APPRECIATION ----------------------------------------------------------------------------------- STOCKS AND/OR WARRANTS Aurora Foods, Inc. 9/18/00 $ -- $9,506 $9,506 ================================================================================ 8. BANK BORROWINGS The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The Fund had no borrowings during the year ended or at June 30, 2002.

Appendix A

Ratings Definitions

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody’s Investors Service, Inc.

------------------------------------------------------------------------------------------------------------------- Long-Term (Taxable) Bond Ratings Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities. A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings. C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier “1” indicates that the obligation ranks in the higher end of its category; the modifier “2” indicates a mid-range ranking and the modifier “3” indicates a ranking in the lower end of the category. Short-Term Ratings - Taxable Debt These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year: Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations. Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor’s Rating Services

------------------------------------------------------------------------------------------------------------------- Long-Term Credit Ratings AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A: Bonds rated “A” are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: An obligation rated CC is currently highly vulnerable to nonpayment. C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D: Bonds rated D are in default. Payments on the obligation are not being made on the date due. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer’s capacity to meet its financial obligation is very strong. A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.

------------------------------------------------------------------------------------------------------------------- International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default. DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the “AAA” category or to categories below “CCC,” nor to short-term ratings other than “F1” (see below). International Short-Term Credit Ratings F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default.

Appendix B

Industry Classifications

Aerospace & Defense Household Products Air Freight & Couriers Industrial Conglomerates Airlines Insurance Auto Components Internet & Catalog Retail Automobiles Internet Software & Services Banks Information Technology Consulting & Services Beverages Leisure Equipment & Products Biotechnology Machinery Building Products Marine Chemicals Media Commercial Services & Supplies Metals & Mining Communications Equipment Multiline Retail Computers & Peripherals Multi-Utilities Construction & Engineering Office Electronics Construction Materials Oil & Gas Containers & Packaging Paper & Forest Products Distributors Personal Products Diversified Financials Pharmaceuticals Diversified Telecommunication Services Real Estate Electric Utilities Road & Rail Electrical Equipment Semiconductor Equipment & Products Electronic Equipment & Instruments Software Energy Equipment & Services Specialty Retail Food & Drug Retailing Textiles & Apparel Food Products Tobacco Gas Utilities Trading Companies & Distributors Health Care Equipment & Supplies Transportation Infrastructure Health Care Providers & Services Water Utilities Hotels Restaurants & Leisure Wireless Telecommunication Services Household Durables

Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers -------------------------------------------------------------- In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: 1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans3 4) Group Retirement Plans4 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases ------------------------------------------------------------------------------------------------------------------- Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”5 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more.
|_|	Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for those purchases, or
 	2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a
 	daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

 	2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

 	3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds ------------------------------------------------------------------------------------------------------------------- A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates.
|_|	Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

|_|	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_|	Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

|_|	Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

|_|	Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

|_|	Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

|_|	“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_|	Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

|_|	Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

|_|	Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

|_| A unit investment trust that has entered into an appropriate agreement with the Distributor. |_| Dealers, brokers, banks, or registered investment advisors that have entered into an agreement with the
 	Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.

|_|	Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_|	A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

|_|	A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|	Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_|	Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

        |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|	Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

|_|	For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. 2) To return excess contributions. 3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.6
 	5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries. 9) Separation from service.7
 	10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

 	11) Plan termination or “in-service distributions,” if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_|	For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

|_|	For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.

|_|	For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds --------------------------------------------------------------------------------------------------------------------- The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|	Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

|_|	Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

|_|	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

|_|	Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

|_|	Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

|_| Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. 2) To return excess contributions made to a participant's account. 3) To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.9
 	5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.10 9) On account of the participant's separation from service.11
 	10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

 	11) Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

 	12) For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

 	13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

 	14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

|_|	Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates.
|_|	Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_| Shares issued in plans of reorganization to which the Fund is a party.
|_|	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds ------------------------------------------------------------------------------------------------------------------- The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund         All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|	purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.         |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. -------------------------------- ---------------------------- --------------------------------- --------------------- Number of Eligible Employees Initial Sales Charge as a Initial Sales Charge as a % of Concession as % of or Members % of Offering Price Net Amount Invested Offering Price -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------- ---------------------------- --------------------------------- --------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------- ---------------------------- --------------------------------- --------------------- At least 10 but not more than 2.00% 2.04% 1.60% 49 -------------------------------- ---------------------------- --------------------------------- --------------------- -------------------------------------------------------------------------------------------------------------------         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.         |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired
 	shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

        o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.         |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.         |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. -------------------------------------------------------------------------------------------------------------- The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a “Fund” in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the “Former Connecticut Mutual Funds”) on March 1, 1996, when OppenheimerFunds, Inc. became the investment advisor to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers.         |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are:
 	1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

 	2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

        Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.         |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
 	1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

 	2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; 4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
 	5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

 	6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

        Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: 1) by the estate of a deceased shareholder;
 	2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified

 	under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

 	4) as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any

 	instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

 	6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
 	8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

 	as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. -------------------------------------------------------------------------------------------------------------- Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund ------------------------------------------------------------------------------------------------------------------- Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates,
|_|	present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

|_|	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

|_|	dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

|_|	employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

|_|	dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

|_|	dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative service.

Oppenheimer High Yield Fund

Internet Web Site:

WWW.OPPENHEIMERFUNDS.COM ------------------------ Investment Adviser OppenheimerFunds, Inc. 498 Seventh Avenue New York, New York 10018

Distributor

OppenheimerFunds Distributor, Inc. 498 Seventh Avenue New York, New York 10018

Transfer Agent

OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.525.7048

Custodian Bank

The Bank of New York One Wall Street New York, New York 10015

Independent Auditors

Deloitte & Touche LLP 555 Seventeenth Street Denver, Colorado 80202

Legal Counsel to the Fund

Myer, Swanson, Adams & Wolf, P.C. 1600 Broadway Denver, Colorado 80202

Legal Counsel to the Independent Trustees

Mayer, Brown, Rowe and Maw 1675 Broadway New York, New York 10019 280PX.001.0802 __________

1  An inter-fund lending/borrowing program is subject to approval by the Securities and Exchange Commission. The
Fund will not engage in inter-fund lending/borrowing until such approval has been granted.
2 Ms. Hamilton and Mr. Malone are not Trustees of Oppenheimer Senior Floating Ratee Fund and Mr. Murphy is not a
Trustee or Managing General Partner of any of the Centennial trusts.

3. In accordance
with Rule 12b-1 of the Investment Company Act, the term “Independent
Trustees” in this Statement of Additional Information refers to those
Trustees who are not “interested persons” of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

1 Certain
waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to
“redemptions” mean “repurchases” of shares.

3 An
“employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

4 The term
“Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan”
also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

5 However, that
concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year. 6 This provision does not apply to IRAs.

7 This provision
does not apply to 403(b)(7) custodial plans if the participant is less than age
55, nor to IRAs. 8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This
provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.